SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES AND EXCHANGE ACT
                                   OF 1934

                           [AMENDMENT NO. _______]

Filed  by  the  Registrant          X
Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:
X          Preliminary  Proxy  Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     Definitive  Proxy  Statement
     Definitive  Additional  Materials
     Soliciting  Material  Pursuant  to      240.14a-11(c)  or      240.14a-12

                              General Acceptance Corporation
              (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
X          No  fee  required
     $125  per  Exchange Act Rules O-11(c)(l)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item  22(a)(2)  of  Schedule  14A.
     Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
1)          Title  of  each  class of securities to which transaction applies:

2)          Aggregate  number  of  securities  to  which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)          Proposed  maximum  aggregate  value  of  transaction:

5)          Total  fee  paid:

          Fee  paid  previously  by  written  preliminary  materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)          Amount  Previously  Paid:
2)          Form  Schedule  or  Registration  Statement  No:
3)          Filing  Party:
4)          Date  Filed:

                               FORM OF PROXY

                  PROXY     GENERAL ACCEPTANCE CORPORATION
                                  1025 ACUFF ROAD
                            BLOOMINGTON, INDIANA 47404

The undersigned hereby appoints Russell E. Algood and Richard J. Corey, or one of them, as the proxy or proxies of the undersigned with full power of substitution to vote all of the shares of stock of General Acceptance Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on Friday, February 27, 1998, at 1:00 p.m. local time at the offices of the Company, 1025 Acuff Road, Bloomington, Indiana 47404, and any adjournments thereof.

This proxy shall be voted in accordance with such instructions as may be given on this proxy card. It is understood, however, that the proxy will be voted FOR Proposals 1, 2, 3, 4 and 5 unless contrary instructions are specified. The spaces for your votes are set forth below and the spaces for your signature are set forth on the reverse side. Please vote, sign and return promptly.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.    To  consider  and  act upon a proposal to amend the Amended and Restated
Articles of Incorporation                    _ FOR     _ AGAINST     _ ABSTAIN
of  the  Company  (the "Articles") to increase the authorized shares of common
stock,  no  par  value,  of  the                 (Please mark appropriate box)
Company  ("Common  Stock")  from 25,000,000 to 150,000,000 ("Proposal No. 1");

2.         To consider and act upon a proposal to amend the Articles to repeal
Article  8  which contains                   _ FOR     _ AGAINST     _ ABSTAIN
 substantive  and  procedural  conditions  for  certain corporate transactions
("Proposal No. 2");                                   (Please mark appropriate
box)

3.       To consider and act upon a proposal to grant conversion rights to the
holders  of  up  to  $11.5  million          _ FOR     _ AGAINST     _ ABSTAIN
aggregate  principal  amount  of  convertible subordinated notes issued by the
Company  and  to the issuance of a               (Please mark appropriate box)
warrant to purchase 500,000 shares of Common Stock of the Company ("Proposal No. 3");

4.       To consider and act upon a proposal to approve the Proposed Amendment
to  the  Company's                           _ FOR     _ AGAINST     _ ABSTAIN
Employee Stock Option Plan (the "Incentive Stock Plan") to increase the number
of  shares  of  Common                           (Please mark appropriate box)
Stock authorized to be issued under the Incentive Stock Plan from 500,000 shares of Common Stock to
1,500,000 shares of Common Stock and to amend Article 8 of the Incentive Stock Plan ("Proposal No. 4"); and

See  reverse  side.



















































5.                To  consider and act upon a proposal to approve the Proposed
Amendment  to  the  Company's                         _ FOR                  _
AGAINST                                _  ABSTAIN
Outside  Director  Stock Option Plan (the "Outside Director Plan") to increase
the  number  of  shares  of                                       (Please mark
appropriate  box)
Common Stock authorized to be issued under the Outside Director Plan from 100,000 shares of Common
Stock to 300,000 shares of Common Stock and to amend Article 7 of the Outside Director Plan ("Proposal
No.  5").

THE  BOARD  RECOMMENDS  A  VOTE  FOR  ITEMS  1,  2,  3,  4  AND  5.

IN THEIR DISCRETION, THE PROXY OR PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

Change  of  Address                    Plan  to  attend  meeting




          Signature(s)                        Date

          Signature(s)                        Date
             Note: please sign exactly as name appears on left. Joint owners should
          each  sign.    Trustee,  Executors, etc. should indicate capacity in
which
                                  they are signing.12


COMMENTCOMMENTDOCUMENT  -  8  1/2  X  11"GENERAL  ACCEPTANCE  CORPORATION
                               1025 ACUFF ROAD
                          BLOOMINGTON, INDIANA 47404
     NOTICE  OF  A  SPECIAL  MEETING  OF  SHAREHOLDERS
     TO  BE  HELD  FEBRUARY  27,  1998





     A Special Meeting of Shareholders of General Acceptance Corporation (the "Company") will be held at 1025 Acuff Road, Bloomington, Indiana, on February 27, 1998, at 1:00 p.m. local time, for the following purposes:

1. To consider and act upon a proposal to amend the Amended and Restated Articles of Incorporation of the Company (the "Articles") to increase the authorized shares of common stock, no par value, of the Company ("Common Stock") from 25,000,000 to 150,000,000 shares ("Proposal No. 1");

2.         To consider and act upon a proposal to amend the Articles to repeal
Article 8 which contains substantive and procedural conditions for certain corporate transactions ("Proposal No. 2");

     3. To consider and act upon a proposal to grant conversion rights to the holders of up to $11.5 million aggregate principal amount of convertible subordinated notes issued by the Company and to the issuance of a warrant to purchase 500,000 shares of Common Stock of the Company ("Proposal No. 3");

     4. To consider and act upon a proposal to approve the Proposed Amendment to the Company's Employee Stock Option Plan (the "Incentive Stock Plan") to increase the number of shares of Common Stock authorized to be issued under the Incentive Stock Plan from 500,000 shares of Common Stock to 1,500,000 shares of Common Stock and to amend Article 8 of the Incentive Stock Pan ("Proposal No. 4"); and

     5. To consider and act upon a proposal to approve the Proposed Amendment to the Company's Outside Director Stock Option Plan (the "Outside Director Plan") to increase the number of shares of Common Stock authorized to be issued under the Outside Director Plan from 100,000 shares of Common Stock to 300,000 shares of Common Stock and to amend Article 7 of the Outside Director Plan ("Proposal No. 5").

     Holders of Common Stock of record at the close of business on December 30, 1997 are entitled to notice of and to vote at the Special Meeting.

     By  Order  of  the  Board  of  Directors



     Richard  J.  Corey,  Secretary







January  __,  1998
Bloomington,  Indiana


YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY. A RETURN ENVELOPE HAS BEEN PROVIDED FOR THIS PURPOSE.

                        GENERAL ACCEPTANCE CORPORATION
                               PROXY STATEMENT
                      A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 27, 1998

GENERAL  INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of General Acceptance Corporation (the "Company") to be voted at a Special Meeting of Shareholders to be held at 1:00 p.m. local time, on February 27, 1998, and at any adjournment thereof. The meeting will be held at 1025 Acuff Road, Bloomington, Indiana. This proxy statement and the accompanying form of proxy were first mailed to shareholders on or about January ___, 1998.

     A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by giving written notice to the Secretary of the Company. The signing of a proxy does not preclude a shareholder from attending the meeting in person. All proxies returned prior to the meeting will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for each proposal on the proxy card. For the reasons stated in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the proposed amendment to the Company's Amended and Restated Articles of Incorporation to increase the authorized shares of common stock, no par value, of the Company ("Common Stock") from 25,000,000 to 150,000,000 shares ("Proposal No. 1"), FOR repealing Article 8 of the Company's Amended and Restated Articles of Incorporation ("Proposal No. 2"), FOR granting conversion rights to the holders of up to $11.5 million in aggregate principal amount of convertible subordinated notes (the "Notes") issued by the Company and the issuance of a warrant to purchase 500,000 shares of the Company's Common Stock (the "Warrant") ("Proposal No. 3"), FOR the amendment to the Incentive Stock
Plan ("Proposal No. 4") and FOR the amendment to the Outside Director Plan ("Proposal No. 5").

As of the close of business on December 30, 1997, the record date for the Special Meeting, there were outstanding and entitled to vote __________ shares of Common Stock and the closing price on the NASDAQ National Market System was $_____ per share. Each outstanding share of Common Stock is entitled to one vote. The Company has no other voting securities. Shareholders do not have cumulative voting rights.

     All expenses in connection with the solicitation of proxies will be borne by the Company. The Company will provide copies of this proxy statement and the accompanying form of proxy to brokers, dealers, banks and voting trustees, and their nominees, for mailing to beneficial owners and, upon request therefor, will reimburse such record holders for their reasonable expenses in forwarding solicitation material. The Company expects to solicit proxies primarily by mail, but directors, officers and regular employees of the Company may also solicit in person or by telephone.

     On each matter properly brought before the meeting, shareholders will be entitled to one vote for each share of Common Stock held. Under Indiana law and the Company's Amended and Restated Articles of Incorporation and By-Laws, if a quorum exists at the meeting, Proposal No. 1, Proposal No. 3, Proposal No. 4 and Proposal No. 5 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Proposal No. 2 will be approved, and Article 8 of the Company's Amended and Restated Articles of Incorporation will be repealed, if holders of 80% of the issued and outstanding shares of Common Stock of the Company approve Proposal No. 2. Certain shareholders who collectively owned 4,063,000 shares of the Company's Common Stock as of October 31, 1997 (67.4% of the outstanding shares of Common Stock of the Company), have agreed to vote all their shares in favor of Proposals No. 1 and No. 3.

     Shareholders may abstain from voting on any or all of the proposals. Assuming the presence of a quorum, such abstention will have no effect on Proposals No. 1, No. 3, No. 4 and No. 5. With respect to Proposal No. 2, such abstention will have the same effect as a vote against the Proposal.

     Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries will generally have discretion to vote their customer's shares on the approval of any or all of the Proposals. Such abstention will have no effect on Proposals No. 1, No. 3, No. 4 and No.
5. With respect to Proposal No. 2, such abstention will have the same effect as a vote against the Proposal.

     If you execute a proxy, you may revoke it by taking one of the following three actions: (i) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to the meeting; (ii) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to the meeting; or (iii) by personally attending and voting at the meeting.

     The mailing address of the principal offices of the Company is 1025 Acuff Road, Bloomington, Indiana, 47404.

RECENT  DEVELOPMENTS

     On April 11, 1997, the Company entered into an Amended and Restated Motor Vehicle Installment Loan and Security Agreement (the "Line of Credit") with General Electric Capital Corporation ("GE Capital") for a credit line of $70 million expiring January 1, 1998. The Line of Credit included a number of financial covenants, including a restriction on minimum net worth. On May 14, 1997, the Company announced a loss for the first quarter of 1997 of $7.7 million due primarily to experience in liquidating the Company's repossession inventory at prices less than expected and previously received. As a result of this loss, the Company breached the minimum net worth covenant.

     The Company had been working with GE Capital prior to the announcement of the first quarter loss in an attempt to work out a mutually acceptable solution to the covenant violation. On June 5, 1997, GE Capital declared an event of default under the Line of Credit. GE Capital instituted the default rate of interest which raised the Company's interest rate by two percentage points, from LIBOR + 4.5% to LIBOR + 6.5%. The declaration of a default gave GE Capital the right, among other things, to accelerate amounts owed under the Line of Credit. Because of the Company's significant operating losses in 1996 and in the first quarter of 1997, as well as generally difficult conditions in the sub-prime auto finance industry, preliminary discussions with a number of other lenders who might have replaced GE Capital were not successful. As a result, an acceleration of amounts due under the Line of Credit by GE Capital would have resulted in the liquidation of a significant portion of the Company's loan portfolio.

     Faced with (i) a possible acceleration of the Line of Credit, (ii) a high rate of interest which impaired the Company's ability to operate profitably,
(iii) a lending limit under the Line of Credit of $70 million which did not provide adequate room for growth and had an expiration date of January 1, 1998, and (iv) no readily identifiable prospects for replacing GE Capital with another lender, the Company decided to explore, and GE Capital agreed to consider, a credit enhancement from Conseco, Inc. ("Conseco") on the Company's indebtedness to GE Capital.

     On September 16, 1997, the Company and GE Capital entered into an amendment of the Line of Credit, which modified certain covenants with respect to which the Company was in default, lowered the interest rate on the existing Line of Credit from LIBOR + 4.50% to LIBOR +3.25%, increased the lending limit from $70 million to $100 million effective January 1, 1998, and extended the term of the Line of Credit from January 1, 1998 to January 1, 1999 (the "Amended Line of Credit"). As a condition to the foregoing Amended Line of Credit, Conseco has guaranteed up to $10 million of the indebtedness owed to GE Capital (the "Guaranty"). Pursuant to the terms of an agreement (the "Guaranty Agreement"), the Company issued to Conseco a 12% subordinated convertible note covering amounts, if any, paid by Conseco pursuant to the terms of the Guaranty and which, subject to shareholder approval, is convertible into shares of Common Stock of the Company (the "Conseco Note") and a warrant to purchase up to 500,000 shares of Common Stock (the "Conseco Warrant"). Additionally, the Company paid to Conseco a fee of $300,000 for issuing the Guaranty.

     As a further condition to the issuance of the Guaranty, the Company exchanged existing unsecured indebtedness of $1 million from Malvin L. Algood, $250,000 from Russell E. Algood and $250,000 from John G. Algood (a total of $1,500,000) for a like amount of 12% convertible subordinated notes with substantially the same terms as, but subordinate to, the Conseco Note (the "Algood Notes"). The convertibility feature of the Algood Notes is subject to shareholder approval and may only be converted on a pro rata basis concurrently with or following the exercise of the conversion rights of the Conseco Note.

     On November 4, 1997, Malvin L. Algood resigned as the Chairman of the Board of Directors and Chief Executive Officer of the Company. In addition, Russell E. Algood, the President and Chief Operating Officer of the Company, resigned from his position as the Chief Operating Officer of the Company. Malvin L. Algood will remain an employee of the Company and Russell E. Algood will continue as the President of the Company.

     The Board of Directors of the Company elected James J. Larkin, a Director of the Company and an employee of Conseco Services, LLC, a wholly-owned subsidiary of Conseco, as the Chairman of the Board of Directors and Chief Executive Officer of the Company and James J. Terrell, an employee of Conseco Services, LLC, as the Chief Operating Officer of the Company. Messrs. Larkin and Terrell will both remain employees of Conseco Services, LLC, but are required to spend 75% and 100% of their time, respectively, on the Company's business operations.

     In exchange for the employment of Messrs. Larkin and Terrell, the Company anticipates entering into an agreement with Conseco Services, LLC whereby the Company will reimburse Conseco for the Company's portion of the compensation and employee benefits of Messrs. Larkin and Terrell (the "Compensation Agreement"). The Compensation Agreement will cap the Company's payments to Conseco Services, LLC at $27,000 per month plus out-of-pocket expenses and will be for a term through the end of 1998.

     Also, on November 4, 1997, the Company agreed to sell its used car lots located in Ellettsville, Indiana, Terre Haute, Indiana and South East Street and West Washington Street in Indianapolis, Indiana to an entity owned by Russell E. Algood and B. Wayne Garland, a current Vice President of the Company responsible for the Company-owned dealerships. The sale of the car lots is subject to various conditions and is expected to close in January, 1998. Upon completion of the sale, Mr. Garland will resign his position with the Company to devote his efforts to the development of the independent dealership company. Mr. Algood will continue to devote his full-time efforts to the Company and will not be active in the day-to-day operations of the independent dealership company.

     Under the terms of the planned sale, certain purchased and trade vehicle inventory on hand at the closing date will be sold for an amount approximating
wholesale  market  value.    Certain  furniture,  equipment  and  leasehold
improvements associated with the four locations will be sold at an amount approximating market value, and the Company's obligations under the facilities leases will be assumed by the buyer. The Company's trademark, Drive Home USA Auto Company, will be assigned to the buyer, and restrictions on the sale of stock in the open market by members of the Algood family will be relaxed. The terms of the planned sales, which were approved by the independent members of the Company's Board of Directors, are more favorable to the Company than the alternative of closing the four locations. With the exception of these four locations, all of the Company-owned dealerships have been closed.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth as of October 31, 1997, certain information regarding beneficial ownership of the Company's Common Stock by:
(i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer and each executive officer named in the Summary Compensation Table ("Named Executive Officers"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated in the notes to the table, each beneficial owner possesses sole voting and investment power with respect to the shares indicated.



                                                                       NUMBER OF SHARES  PERCENT OF CLASS
                                                                       ----------------  -----------------
Principal Shareholders
------------------------------------------------------------
Malvin L. Algood                                               (1)(2)         1,790,666              26.7%
Russell E. Algood                                              (1)(3)         1,318,000              20.9%
John G. Algood                                                 (4)(5)         1,122,666              18.1%
Shirley A. Cook                                                   (6)           966,000              16.0%
Capitol American Life     Insurance Company
                                                                  (7)         3,333,333              35.6%

Directors and Named Executive Officers
------------------------------------------------------------
Malvin L. Algood                                                  (2)         1,790,666              26.7%
Russell E. Algood                                                 (3)         1,318,000              20.9%
Martin C. Bozarth                                                 (8)             4,500                 *
Rollin M. Dick                                                (9)(10)           139,334               2.3%
Eugene L. Henderson                                               (9)            15,334                 *
Donald E. Brown                                                  (11)            23,334                 *
James J. Larkin                                                  (12)               -0-                 *
Richard J. Corey                                                 (13)             1,500                 *

All directors and executive officers as a group (10 persons)

                                                                 (14)         3,292,668              46.9%

         *              Less  than  1%.

(1)       The business address for these principal shareholders is 1025 Acuff Road, Bloomington, IN 47404.
(2)          Includes  24,000  shares  subject  to immediately exercisable options granted pursuant to the
Company's  Incentive  Stock  Plan  and  333,333 shares issuable upon conversion of immediately convertible
notes.    Also  includes 333,333 shares issuable to Mr. Algood's wife upon conversion of convertible notes
held  by  her.    If  Proposal  No.  3  is  approved, the number of shares issuable upon conversion of the convertible  notes will increase from 333,333 and 333,333 to 1,000,000 and 1,000,000, respectively, which, assuming  no  other  changes, would increase his ownership to 38.8% of outstanding shares of Common Stock.
(3)          Includes  18,000  shares  subject  to immediately exercisable options granted pursuant to the
Company's  Incentive Stock Plan, 250,000 shares issuable upon conversion of immediately convertible notes, and  9,000  shares owned directly by several irrevocable trusts for the benefit of Mr. Russell E. Algood's children.  If Proposal No. 3 is approved, the number of shares issuable upon conversion of the convertible notes  will  increase  from  250,000  to  750,000,  which,  assuming  no other changes, would increase his ownership  to  23.0%  of  outstanding  shares  of  Common  Stock.
(4)          John  G.  Algood's  address  is  1805  Isleworth  Court,  Oldsmar,  Florida  34677.
(5)        Includes 166,666 shares issuable upon conversion of immediately convertible notes.  If Proposal
No.  3  is  approved, the number of shares issuable upon conversion of the convertible notes will increase from  166,666  to  500,000,  which,  assuming  no  other changes, would increase his ownership to 22.3% of outstanding  shares  of  Common  Stock.
(6)          Shirley  A.  Cook's  address  is  12455  Silver  Bay  Circle,  Indianapolis,  Indiana  46236.
(7)       Consists of shares issuable upon conversion of immediately convertible notes.  If Proposal No. 3 is  approved,  the  number  of shares issuable upon conversion of the notes will be adjusted to 10,000,000 shares  which,  assuming  no other changes, would increase its ownership to 62.4% of outstanding shares of
Common  Stock.   Capitol American Life Insurance Company ("Capitol American") is a wholly-owned subsidiary of  CIHC, Inc. which in turn is a wholly-owned subsidiary of Conseco.  The address of Capitol American and
Conseco  is  11825  N.  Pennsylvania  Street,  Carmel,  Indiana 46032.  The address of CIHC is 1209 Orange
Street,  Wilmington,  Delaware  19801.   Rollin M. Dick, a director of the Company, is also a director and executive  officer  of  Conseco,  CIHC  and  Capitol  American.
(8)     Includes 2,000 shares subject to immediately exercisable options granted pursuant to the Company's
Incentive  Stock  Plan.
(9)          Includes  13,334  shares  subject  to immediately exercisable options granted pursuant to the
Company's  Outside  Director  Plan.
(10)         Includes 30,000 shares owned directly by the Rollin M. Dick Grantor Retained Annuity Trust of
which  Mr.  Dick  is co-trustee.  Mr. Dick is also a director and executive officer of Conseco, CIHC, Inc.
and  Capitol  American.
(11)          Includes  8,334  shares  subject  to immediately exercisable options granted pursuant to the
Company's  Outside  Director  Plan.
(12)      Mr. Larkin is Senior Vice President and General Auditor of Conseco Services, LLC, a wholly-owned
subsidiary  of  Conseco.    Conseco  is  the  ultimate  parent  of  Capitol  American.
(13)          Includes  1,500  shares  subject  to immediately exercisable options granted pursuant to the
Company's  Incentive  Stock  Plan.
(14)      Includes an aggregate of 86,602 shares which may be acquired within 60 days upon the exercise of outstanding  stock  options  held  by  non-employee  directors  and executive officers and an aggregate of
916,666  shares issuable upon conversion of immediately convertible notes held by Malvin L. and Russell E.
Algood.    If Proposal No. 3 is approved, the number of shares issuable upon conversion of the convertible notes  will  increase  from  916,666  to 2,750,000, which, assuming no other changes, would increase their ownership  to  57.9%  of  outstanding  shares  of  Common  Stock.



STOCKHOLDERS'  AGREEMENT

     The Company, Conseco, Capitol American Life Insurance Company ("Capitol American"), Malvin L. Algood, Russell E. Algood, John G. Algood, Janet Algood and Shirley Cook entered into a stockholders' agreement dated as of April 11, 1997, as subsequently amended ("Stockholders' Agreement"), whereby, among other things, each of the parties agreed to vote all shares of Common Stock of the Company owned by them in favor of the issuance, and the convertibility of, the Conseco Note and the Algood Notes and in favor of Proposals No. 1 and No. 3 hereof. As of October 31, 1997, such parties collectively owned 4,063,000 shares of the Company's Common Stock, or 67.4% of the outstanding shares of Common Stock of the Company.


REGISTRATION  RIGHTS  AGREEMENTS

     In April, 1997, The Company granted certain registration rights to the holders of $13.25 million of 12% convertible subordinated notes (the "April Notes") with respect to the shares of Common Stock issuable upon conversion of the April Notes (the "April Registration Rights"). Additionally, assuming approval of Proposal No. 3 hereof, the Company also has granted certain registration rights to Conseco with respect to the shares of Common Stock issuable upon the conversion of the Conseco Note and the exercise of the Conseco Warrant (the "Conseco Registration Rights") and certain registration rights to Malvin L. Algood, Russell E. Algood, John G. Algood and Janet Algood with respect to the shares of Common Stock issuable upon the conversion of the Algood Notes (the "Algood Registration Rights"). See "Proposal No. 3."


AFFILIATION  WITH  CONSECO

     On April 11, 1997, Capitol American, an indirect wholly-owned subsidiary of Conseco, purchased $10 million in April Notes from the Company which are convertible at the option of the holder into shares of Common Stock of the
Company at the conversion price of $3.00 per share, subject to adjustment which, if Proposal No. 3 is approved, will be immediately reduced to $1.00 per share, subject to adjustment. On September 16, 1997, Conseco guaranteed up to $10 million of the Company's indebtedness to GE Capital. In consideration for the issuance of the Guaranty, the Company issued to Conseco the Conseco Note, which is a 12% convertible subordinated note covering amounts, if any, paid by Conseco pursuant to the Guaranty. Subject to shareholder approval at the Special Meeting, the Conseco Note is convertible into shares of the Company's Common Stock at a conversion rate equal to the higher of (i) the book value of the Company's Common Stock on the day of conversion or (ii) $0.25 per share. The Company also issued to Conseco the Conseco Warrant authorizing Conseco to purchase 500,000 shares of the Company's Common Stock at an exercise price of $1.00 per share.

     Currently, Capitol American has the right to convert the April Notes it holds into 3,333,333 shares of Common Stock which, assuming no other changes, constitutes 35.6% of the issued and outstanding shares of Common Stock of the Company. If Proposal No. 3 is approved, the number of shares issuable upon conversion of such April Notes will increase to 10,000,000 shares of Common Stock, which, assuming no other changes, would increase its ownership to 62.4% of the issued and outstanding shares of Common Stock of the Company. Also, assuming approval of Proposal No. 3, if the Guaranty is funded in full and Conseco were to convert the Conseco Note at $1.00 per share and exercise the Conseco Warrant, Conseco and Capitol American would own an aggregate of 20,500,000 shares, which, as of October 31, 1997, assuming no other changes, would constitute 77.3% of the issued and outstanding shares of Common Stock of the Company.

     Pursuant to the issuance of the April Notes, the Stockholders' Agreement provided that Malvin L. Algood, Russell E. Algood, John G. Algood, Janet Algood and Shirley A. Cook (the "Principal Shareholders") would vote in favor of the election of two (2) of Conseco's nominees to the Board of Directors. The November 1997 Stockholders' Agreement Amendment (as defined in Proposal
No. 3--Terms of the Transaction") provides for the expansion of the Board of Directors of the Company from six (6) Directors to eight (8) Directors and that the Principal Shareholders would vote in favor of the election of six (6) of Conseco's nominees to the Board of Directors under certain circumstances, including a default under the Conseco Registration Rights, the payment of any sums by Conseco pursuant to the Guaranty Agreement or the placement of any additional debt by the Company without the approval of Conseco.

     In addition, on November 4, 1997, James J. Larkin and James J. Terrell, both of whom are employees of Conseco Services, LLC, became the Chairman of the Board and Chief Executive Officer and Chief Operating Officer,
respectively,  of  the  Company.    See  "Recent  Developments."


EXECUTIVE  COMPENSATION

Executive  Officer  Compensation

     The following table sets forth certain information with respect to the dollar value for services rendered in all capacities of the Company for the Named Executive Officers of the Company for the fiscal year ended December 31, 1996. No other executive officer of the Company received compensation in an amount greater than or equal to $100,000 for the fiscal year ended December 31, 1996.



SUMMARY COMPENSATION TABLE
----------------------------------------
ANNUAL COMPENSATION
----------------------------------------
                                                                   OTHER                                     ALL OTHER COMPEN-
                                                                   ----------------                          -------------------
                                                                   ANNUAL COMPEN-    STOCK OPTIONS GRANTED   SATION
                                                                   ----------------  ----------------------  -------------------
NAME AND PRINCIPAL POSITION                                        SATION (1)
                                                                   ----------------
                                          YEAR  SALARY    BONUS
                                          ----  --------  -------
Malvin L. Algood*(2)                      1996  $250,000  $     0  $          5,688               48,000(4)  $          9,591(3)
Chairman and Chief Executive Officer      1995   250,000        0             4,012                 36,000              9,591(3)
                                          1994   150,000        0             1,549                      0              9,591(3)

Russell E. Algood(5)                      1996   200,000        0             4,777               80,000(4)                   0
President and Chief Operating Officer     1995   150,000        0             4,489                 30,000                    0
                                          1994   113,332        0             2,306                      0                    0

Martin C. Bozarth                         1996   100,000   25,000             5,804               20,000(4)                   0
Chief Financial Officer (hired 12/11/95)  1995     3,486        0                 0                      0                    0
                                          1994         0        0                 0                      0                    0



(1)          These  amounts  represent  the  value  of  Company-provided  life  insurance and the use of Company-owned vehicles.
(2)          Malvin  L.  Algood  resigned  these  positions  on  November  4,  1997.    See  "Recent  Developments."
(3)          Represents the value of payments by the Company for life insurance coverage, under which Mr. Algood's spouse is the
beneficiary.    This policy had been assigned to GE Capital as security for the Company's indebtedness to GE Capital during 1994 and  1995.
(4)       All options newly granted on January 2, 1996, were subsequently exchanged for a like amount of new options on April 4,
1996,  with vesting to restart with the new date of issue.  Malvin L. Algood, Russell E. Algood and Martin C. Bozarth received a
net  of  24,000,  40,000  and  10,000  options  during  1996,  respectively.    See  "Report  of  the  Compensation  Committee".
(5)          Russell E. Algood resigned the position of Chief Operating Officer of the Company on November 4, 1997.  See "Recent
Developments."

     *Malvin  L.  Algood  agreed  to  reduce  his  salary  effective  January  1, 1997 to $125,000 per year through April, 1999.


Stock  Options

     The following table shows the options granted to the Named Executive Officers of the Company in 1996. The value of shares subject to options first exercisable by Russell E. Algood in 1997 and 1998 will exceed the $100,000 limitation for qualifying as an incentive stock option ("ISO") under Section 422 of the Internal Revenue Code of 1986, as amended. As a result, Russell E. Algood shall be deemed to have been granted (a) an ISO as to such number of shares as would equal a value of $100,000 in 1997 and 1998, the exercise price of which shall be 110% of the fair market value of the options on the date of grant and the exercise period of which shall be five years and (b) a nonqualified stock option as to all other shares, the exercise price of which shall be 100% of the fair market value on the date of grant and the exercise period of which shall be ten years.


                            OPTION GRANTS IN 1996

           Potential Realizable Value at AssumedAnnual Rates of Stock Price
                      Appreciation for Option Term (1)


                              Individual Grants
               EXERCISE  PRICE  (%  OF  MARKET  PRICE  OF  $7.50  PER SHARE)
     NUMBER  OF          %  OF  TOTAL OPTIONS GRANTED TO EMPLOYEES IN 1996
                      SHARES UNDERLYING OPTIONS GRANTED (2)
                              EXPIRATION DATE (FROM DATE OF GRANT)
                         NAME AND PRINCIPAL POSITION
                                        5.0%     10.0%
Malvin  L.  Algood*
Chairman  and  Chief  Executive  Officer
     48,000          17.3%       100.0%     10 years     $113,201     $286,874

Russell  E.  Algood**
President and Chief Operating Officer     32,000          100.0%     10 years
   75,467          191,249
     48,000                    110.0%          5 years     31,731     91,892
               80,000          28.9%
Martin  C.  Bozarth
Chief Financial Officer     20,000     7.2%     100.0%     10 years     47,167
    119,531


(1) Calculated by applying share prices assumed at 5.0% and 10.0% appreciation through the expiration date, less value of outstanding shares at the issue date with a market price of $7.50. The annual appreciation rates set by the Securities and Exchange Commission are for illustrative purposes, and therefore, are not intended to forecast future financial performance or possible future appreciation, if any, in the market price of the Company's common shares. Actual gains, if any, on stock options exercised will depend on the future performance of the common shares and the date on which options are exercised. This computation is based on the net options issued during 1996.

(2) All options newly granted on January 2, 1996, were subsequently exchanged for a like amount of new options on April 4, 1996, with vesting to restart with the new date of issue. Malvin L. Algood, Russell E. Algood and Martin C. Bozarth each received a net of 24,000, 40,000 and 10,000 options during 1996, respectively. See "Report of the Compensation Committee".

* Malvin L. Algood resigned these positions on November 4, 1997. See "Recent Developments."

**       Russell E. Algood resigned the position of Chief Operating Officer of
the  Company  on  November  4,  1997.    See  "Recent          Developments."



     The following table sets forth the number of unexercised options held as of December 31, 1996, by each of the Company's Named Executive Officers and the related values of such options on that date. The value of unexercised options on December 31, 1996 is based upon the market value on that date of $3.25 per common share.

                         1996 YEAR END OPTION VALUES

                                                                                                           Value  of
Unexercised  In-the-
                                                                                                                 Money
Options  as  of

December  31,  1996

                              Number of Shares                             ($)
------------------------------------------------------------------------------

Name                                                                            Exercisable  Unexercisable  Exercisable
                                                                                -----------  -------------  ------------
Malvin L. Algood                                                                     12,000         48,000  $          0
Russell E. Algood                                                                    10,000         60,000             0
Martin C. Bozarth                                                                         0         10,000             0

                              Number of Shares                             ($)
------------------------------------------------------------------------------

Name                                                                            Unexercisable
                                                                                --------------
Malvin L. Algood                                                                $            0
Russell E. Algood                                                                            0
Martin C. Bozarth                                                                            0


     No options were exercised by the Company's Named Executive Officers in the fiscal year ended December 31, 1996.

COMPENSATION  OF  DIRECTORS

     In 1996, members of the Board of Directors who were not employees of the Company received $500 for each meeting of the Board of Directors or committee thereof attended. Rollin M. Dick and Eugene L. Henderson each earned $5,500 in 1996 for their services. Donald E. Brown earned $1,500 in 1996 for his services. Members of the Board of Directors who were employees of the Company received no separate remuneration for their service as directors.

Under the terms of the Outside Director Plan, each non-employee director was, upon effectiveness of the Outside Director Plan, automatically granted an option to purchase 5,000 shares and will be automatically eligible for an additional grant of options to purchase 5,000 shares upon each anniversary of the effectiveness of the Outside Director Plan. The options are generally exercisable in 1/3 increments on the date of grant and each of the first two anniversaries thereof and expire in ten years.

     During the year ended December 31, 1996, Mr. Dick, Mr. Henderson and Dr. Brown each received 5,000 options to purchase shares of common stock pursuant to the Outside Director Plan.

As of April 10, 1997, Rollin M. Dick and James J. Larkin ceased receiving director's fees and stock options under the Outside Director Plan. Otherwise, the same compensation plan is in effect for 1997. On November 4, 1997, Mr. Larkin became Chairman of the Board and Chief Executive Officer of the
Company.    See  "Recent  Developments."

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     In 1996, the Compensation Committee was comprised of Eugene L. Henderson, Donald E. Brown and Rollin M. Dick. Neither Mr. Henderson, Dr. Brown nor Mr. Dick is serving at this time, nor have they previously served, as an officer of the Company, and none of the Company's executive officers serve as directors of or on compensation committees (or other board committees performing equivalent functions) of, companies with which members of the Compensation Committee are affiliated.

Eugene L. Henderson is of counsel for Henderson, Daily, Withrow & DeVoe, an Indianapolis, Indiana, law firm. Henderson, Daily, Withrow & DeVoe had been retained to provide legal services to the Company during the last fiscal year.

     On April 11, 1997, Capitol American purchased $10 million in April Notes from the Company which are convertible at the option of the holder into shares of Common Stock of the Company at the conversion price of $3.00 per share, subject to adjustment. (If Proposal No. 3 is approved, the conversion price will be immediately reduced to $1.00 per share.) Interest on the April Notes is payable quarterly and principal is due on April 11, 2000. Rollin M. Dick is an executive officer and a director of both Conseco and Capitol American Life.

     In April, 1997, The Company granted the April Registration Rights to the holders of the April Notes with respect to the shares of Common Stock issuable upon conversion of the April Notes. Additionally, assuming approval of Proposal No. 3 hereof, the Company also has granted the Conseco Registration Rights to Conseco with respect to the shares of Common Stock issuable upon the conversion of the Conseco Note and the exercise of the Conseco Warrant and the Algood Registration Rights to Malvin L. Algood, Russell E. Algood, John G. Algood and Janet Algood with respect to the shares of Common Stock issuable
upon  the  conversion  of  the  Algood  Notes.    See  "Proposal  No.  3."

     On September 16, 1997, the Company and Conseco entered into the Guaranty Agreement whereby Conseco guaranteed up to $10 million of the Company's indebtedness to GE Capital. In consideration for the issuance of the Guaranty, the Company issued to Conseco the Conseco Note covering amounts, if any, paid by Conseco pursuant to the Guaranty and which, subject to shareholder approval, is convertible into shares of the Company's Common Stock at a conversion rate equal to the higher of (i) the book value of the Company's Common Stock on the day of conversion or (ii) $0.25 per share. Additionally, the Company paid Conseco a fee of $300,000 for issuing the Guaranty and, subject to shareholder approval, issued to Conseco the Conseco Warrant to purchase 500,000 shares of the Company's Common Stock at $1.00 per
share.    See  "Proposal  No.  3."

     The Company anticipates entering into an agreement with Conseco Services, LLC whereby the Company will reimburse Conseco Services, LLC for its costs associated with the employment by the Company of its Chief Executive Officer, James J. Larkin, and its Chief Operating Officer, James J. Terrell, both of whom are employees of Conseco Services, LLC. The agreement will cap the monthly reimbursement costs of the Company to Conseco Services, LLC at $27,000
per  month  plus  out-of-pocket  expenses.    See  "Recent  Developments."

EMPLOYMENT  AGREEMENTS

     Malvin L. Algood and Russell E. Algood have employment agreements (the "Employment Agreements") with the Company. The Employment Agreements fix each officer's base compensation, provide for an annual 3.5% bonus of the consolidated net income before taxes and bonuses of the Company in excess of $5 million and provide for the granting of stock options to each officer. The Employment Agreements also provide each officer with a company car and certain other fringe benefits provided to the Company's other executive officers. The Employment Agreements have a term expiring on April 11, 1999, subject to an automatic twelve-month extension unless the Company elects not to extend such Employment Agreements. Absent fraud, willful breach of the Employment Agreement or other willful misconduct on the part of each officer, in the event the Company terminates an officer's employment, such officer is entitled to severance pay equal to such officer's base salary at the time of termination through the term of each Employment Agreement's covenant not to compete (April 11, 1999 or April 11, 2000 if the Employment Agreement has been extended). As of September 30, 1997, the Company would be obligated to pay the following amounts (assuming no changes in current salaries) to the following individuals in the event of termination: Malvin L. Algood, $191,000 and Russell E. Algood, $306,000 plus applicable bonuses for each. The Employment Agreements currently provide for an annual salary for Malvin L. Algood and Russell E. Algood of $125,000 and $200,000, respectively.

     On November 4, 1997, in conjunction with the resignation of Malvin L. Algood as the Chairman of the Board and Chief Executive Officer of the Company and the resignation of Russell E. Algood as the Chief Operating Officer of the Company, the Company and each of these officers modified their Employment Agreements to reflect the change in their employment status. No other economic or material terms of the Employment Agreements were modified and each person continues to be employed by the Company.

     The Company anticipates entering into an agreement with Conseco Services, LLC whereby the Company will reimburse Conseco for the Company's portion of the compensation and employee benefits of Messrs. Larkin and Terrell paid by Conseco. The agreement will cap the Company's payments to Conseco at $27,000 per month plus out-of-pocket expenses and will be for a term through the end
of  1998.    See  "Recent  Developments."

REPORT  OF  THE  COMPENSATION  AND  STOCK  OPTION  COMMITTEE

     The Compensation Committee of the Board of Directors has responsibility for the Company's executive compensation program. For 1996, the Committee was comprised solely of non-employee directors. The Committee was chaired by Eugene L. Henderson and the other Committee members were Rollin M. Dick and
Donald E. Brown. The following report was submitted by the members of the Compensation Committee for inclusion in the Proxy Statement of the Company for the 1997 Annual Meeting of Shareholders held on July 8, 1997. See "Recent Developments" for certain recent events which supersede certain portions of this report.

     *                    *                    *

The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. The Company's compensation philosophy is to ensure that the delivery of compensation, both in the short- and long-term, is consistent with the sustained progress, growth and profitability of the Company and acts as an inducement to attract and retain qualified individuals.
 This program seeks to enhance the profitability of the Company, and thereby enhance shareholder value, by linking the financial interests of the Company's executives with those of its long-term shareholders.

The Company's executive compensation program is comprised of the following fundamental three elements:

* a base salary that is determined by individual contributions and sustained performance within an established competitive salary range. Pay for performance recognizes the achievement of financial goals, accomplishment of corporate and functional objectives, and performance of individual business units of the Company.

* an annual cash bonus that is directly tied to corporate performance measures.

* Stock option grants which focus executives on managing the Company from the perspective of an owner with an equity position in the business.

     Base Salary. The salary, and any periodic increase thereof, of officers was and is determined by the Board of Directors based on recommendations made by the Chief Executive Officer and the President and Chief Operating Officer, and approved by the Compensation Committee. The compensation of the Chief Executive Officer and the President and Chief Operating Officer is determined by the employment agreements outlined above.

     The Company, in establishing base salaries, levels of incidental and/or supplemental compensation, and incentive compensation programs for its officers and key executives, will assess periodic compensation surveys and published data covering the non-prime automobile sales financing industry and the financial services industry in general. The level of base salary compensation for officers and key executives is determined by both their scope and responsibility and the established salary ranges for officers and key executives of the Company. Periodic increases in base salary are dependent on the executive's proficiency of performance in the individual's position for a given period, and on the executive's competency, skill and experience.

     Bonus Program. The bonus compensation program for the Company's officers is subject to annual review by the Compensation Committee and requires annual approval of the Board of Directors.

     Under the bonus plan for 1996, executive officers were eligible to receive a cash bonus based upon achievement of certain returns on average stockholders equity (ROAE) for the period from January 1, 1996 through December 31, 1996. No cash bonuses were paid under this plan for fiscal year 1996, because target returns were not met.

     The bonus plan for 1997 has been finalized by the Compensation Committee and the Board of Directors and is based on a percentage of income before taxes and bonuses, but only after a minimum net income before bonus and taxes for the Company of $3.0 million for some participants and $5.0 million for others.
 Only  certain  officers  of  the  Company  participate  in  the  bonus  plan.

Stock Option Plan. The Company's Incentive Stock Plan is intended to align executive interest with the long-term interests of shareholders by linking executive compensation with enhancement of shareholder value. In addition, the program motivates executives to improve long-term stock market performance by allowing them to develop and maintain a significant long-term equity ownership position in the Company's common shares.

Report of the Compensation Committee on Repricing of Options. In April 1996, the Compensation Committee considered the options held by the Company's executive officers and employees and the fact that the broad decline in the price of the common stock of the Company had resulted in the stock options granted on January 2, 1996, pursuant to the Company's Incentive Stock Plan to have an exercise price well above the recent trading price for the Common Stock. The Committee was advised that management believed increasing turnover was partly due to the Company's total compensation package for long-term employees, which included substantial options with exercise prices well above the current trading price, and that the compensation package was less attractive than compensation offered by other companies in the same geographic location, because options granted to new hires at other companies would be granted at current trading prices, providing more opportunity for appreciation than the Company's options.

     The Committee believes that (i) the Company's success in the future will depend in large part on its ability to retain a number of its highly skilled technical, managerial and marketing personnel, (ii) competition for such personnel is intense, (iii) the loss of key employees could have a significant adverse impact on the Company's business, and (iv) it is important and cost-effective to provide equity incentives to employees and executive officers of the Company to improve the Company's performance and the value of the Company for its shareholders. The Committee considered granting new options to existing employees at fair market value, but recognized that the size of the option grants required to offset the decline in market price would result in significant additional dilution to shareholders. The Committee also recognized that an exchange of existing options with exercise prices higher than fair market value for options at fair market value would provide additional incentive to employees because of the increased potential for appreciation. On balance, considering all of these factors, the Committee determined it to be in the best interest of the Company and its shareholders to restore the incentive for employees and executive officers to remain with the Company and to exert their maximum efforts on behalf of the Company by granting replacement stock options under its Incentive Stock Plan for those options granted on January 2, 1996 with restarted vesting.

     Accordingly, in April 1996 the Committee and the Board of Directors approved a resolution to exchange the options granted on January 2, 1996 for options with an exercise price equal to the current trading price, with vesting commencing on the date of the exchange. All exchanged options will terminate no later than ten (10) years from the date of exchange, except for 24,000 options issued to Russell E. Algood which qualify as ISOs and will terminate no later than five (5) years from the date of exchange. Accordingly, optionees who participated in the exchange received a lower exercise price in exchange for their exchanged options.

     The offer to exchange options on April 4, 1996 was applicable to options previously granted on January 2, 1996. A total of 127,250 options with an exercise price of $15.00 per share were exchanged for an equal number of shares with an exercise price of $7.50 per share, which was the closing price of the Company's stock on April 4, 1996, except that due to their status as ISOs, 24,000 of the options originally issued to Russell E. Algood with an exercise price of $16.50 per share were reissued with an exercise price of $8.25 per share.


                       TEN YEAR OPTION REPRICING TABLE


                                                       Market Price of Stock at Time of Repricing
                                                       -------------------------------------------


                           Number of Options Repriced
                           --------------------------

Name               Date
-----------------  ------
Malvin L. Algood   4/4/96                      24,000  $                                      7.50
Russell E. Algood  4/4/96                      16,000                                         7.50
Russell E. Algood  4/4/96                      24,000                                         7.50
Martin C. Bozarth  4/4/96                      10,000                                         7.50




                   Exercise Price at Time of Repricing                        Remaining Option Term at Date of Repricing
                   ------------------------------------                       ------------------------------------------
                                                         New Exercise Price
                                                         -------------------

Name
-----------------
Malvin L. Algood   $                              15.00  $              7.50                               9 yrs. 9 mos.
Russell E. Algood                                 15.00                 7.50                               9 yrs. 9 mos.
Russell E. Algood                                 16.50                 8.25                               4 yrs. 9 mos.
Martin C. Bozarth                                 15.00                 7.50                               9 yrs. 9 mos.




                   SUBMITTED BY THE COMPENSATION COMMITTEE

                                                  Mr.  Eugene  L.  Henderson

                                             Mr.  Rollin  M.  Dick

                                             Dr.  Donald  E.  Brown

STOCK  PERFORMANCE  GRAPH

     The following chart compares the percentage change in the cumulative total shareholder return on the Company's common shares with the cumulative total return of the NASDAQ market composite (U.S. Companies) and the NASDAQ Financial Stocks Index for the period April 6, 1995, the date of the initial public offering of the Company's Common Stock, to December 31, 1996. The comparison assumes that $100 was invested on April 6, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                COMPARISON OF CUMULATIVE TOTAL RETURN (1) (2)


                               [GRAPHIC  OMITED]




(1)        Prior to April 6, 1995, the Company's Common Stock was not publicly
traded.    Comparative data are provided only for the period since that date.
This graph is not "soliciting material", is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any filing.
(2) The stock price performance shown in the graph is not necessarily indicative of future price performance. Information used for this graph was obtained from the Monetary Values for CRSP Total Return Indexes published by the NASDAQ Stock Market, a source believed to be reliable, but the Company is not responsible for any error or omission in such information.

CERTAIN  TRANSACTIONS

     The Company, in the ordinary course of business, purchases contracts receivable from automobile dealerships controlled by Malvin L. Algood and Russell E. Algood. Total cash disbursed to these dealerships for the purchase of contracts was approximately $788,000, $576,000 and $1,079,000 in 1996, 1995
and 1994, respectively. The Company has also purchased automobiles from these automobile dealerships. These purchases totaled approximately $115,000, $272,000 and $323,000 for 1996, 1995 and 1994, respectively.

     Malvin L. Algood, Russell E. Algood, John G. Algood and Shirley A. Cook have made working capital loans to the Company. Interest paid to these shareholders and relatives pursuant to these notes payable amounted to approximately $34,000, $80,000 and $223,000 during 1996, 1995 and 1994, respectively.

     Dealer participation reserves of approximately $0 and $146,000 as of December 31, 1996 and 1995, respectively, were the result of contracts purchased by the Company from dealerships controlled by Malvin L. Algood and Russell E. Algood. It is possible that some or all of these participation reserves may eventually be paid to these dealerships, depending upon the loss experience of the contracts purchased.

     The Company has made payments to Malvin L. Algood and Russell E. Algood or entities owned in part by them for leases of real estate, automobile storage and automobile body work. Payments made for these services were approximately $622,000, $151,000 and $158,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

     The Company is obligated under non-cancelable leases with Malvin L. Algood and Russell E. Algood, expiring through 2016, to make future minimum lease payments as follows: 1997, $484,000; 1998, $488,000; 1999, $478,000;
2000,  $395,000; 2001, $380,000; 2002 and thereafter, $8,388,000. Rent expense incurred pursuant to these leases was $340,000, $74,000 and $24,000 in 1996, 1995 and 1994, respectively.

     Prior to March 1995, Malvin L. Algood and Russell E. Algood were shareholders of an insurance company for which the Company acted as agent when selling credit related insurance products.

     Eugene L. Henderson is of counsel for Henderson, Daily, Withrow & DeVoe, an Indianapolis, Indiana law firm. Henderson, Daily, Withrow & DeVoe has been retained to provide legal services to the Company during the last fiscal year.

     On April 11, 1997, Malvin L. Algood, Russell E. Algood, Janet Algood, and John G. Algood exchanged an aggregate of $3.25 million in unsecured indebtedness from the Company for a like amount of April Notes which are convertible at the option of the holder into shares of Common Stock of the Company at the conversion price of $3.00 per share, subject to adjustment. (If Proposal No. 3 is approved, the conversion price will be immediately reduced to $1.00 per share). Interest on the April Notes is payable quarterly and principal is due on April 11, 2000.

     On April 11, 1997, Capitol American purchased $10 million in April Notes from the Company which are convertible at the option of the holder into shares of Common Stock of the Company at the conversion price of $3.00 per share, subject to adjustment. (If Proposal No. 3 is approved, the conversion price will be immediately reduced to $1.00 per share.) Interest on the April Notes is payable quarterly and principal is due on April 11, 2000. Rollin M. Dick is an executive officer and a director of both Conseco and Capitol American Life.

     In April, 1997, The Company granted the April Registration Rights to the holders of the April Notes with respect to the shares of Common Stock issuable upon conversion of the April Notes. Additionally, assuming approval of Proposal No. 3 hereof, the Company also has granted the Conseco Registration Rights to Conseco with respect to the shares of Common Stock issuable upon the conversion of the Conseco Note and the exercise of the Conseco Warrant and the Algood Registration Rights to Malvin L. Algood, Russell E. Algood, John G. Algood and Janet Algood with respect to the shares of Common Stock issuable
upon  the  conversion  of  the  Algood  Notes.    See  "Proposal  No.  3."

     Since April 11, 1997, Malvin L. Algood, Russell E. Algood and John G. Algood have loaned an aggregate of $1.5 million to the Company. As set forth in Proposal No. 3 hereof, this indebtedness was exchanged for a like amount of Algood Notes which, subject to shareholder approval, are conditionally convertible into shares of Common Stock of the Company at a rate equal to the greater of (i) book value computed in accordance with generally accepted accounting principles at the time of conversion or (ii) $0.25 per share, subject to adjustment. The Algood Notes may only be converted, however, on a pro rata basis concurrently with or following the exercise of the conversion rights of the Conseco Note in the event Conseco has been required to pay on
the  Guaranty.    See  "Proposal  No.  3."

     On September 16, 1997, the Company and Conseco entered into the Guaranty Agreement whereby Conseco guaranteed up to $10 million of the Company's indebtedness to GE Capital. In consideration for the issuance of the Guaranty, the Company issued to Conseco the Conseco Note covering amounts, if any, paid by Conseco pursuant to the Guaranty and which, subject to shareholder approval, is convertible into shares of the Company's Common Stock at a conversion rate equal to the higher of (i) the book value of the Company's Common Stock on the day of conversion or (ii) $0.25 per share. Additionally, the Company paid Conseco a fee of $300,000 for issuing the Guaranty and, subject to shareholder approval, issued to Conseco the Conseco Warrant to purchase 500,000 shares of the Company's Common Stock at $1.00 per
share.    See  "Proposal  No.  3."

     On November 4, 1997, the Company agreed to sell four used car lots to an entity partially owned by Russell E. Algood. This sale is expected to close
in  January  1998.    See  "Recent  Developments."

     The Company anticipates entering into an agreement with Conseco Services, LLC whereby the Company will reimburse Conseco Services, LLC for its costs associated with the employment by the Company of its Chief Executive Officer, James J. Larkin, and its Chief Operating Officer, James J. Terrell, both of whom are employees of Conseco Services, LLC. The agreement will cap the monthly reimbursement costs of the Company to Conseco Services, LLC at $27,000
per  month  plus  out-of-pocket  expenses.    See  "Recent  Developments."



NEW  DIRECTOR

     On September 16, 1997, the Board of Directors of the Company expanded the number of Directors of the Company to eight (8) members pursuant to the By-Laws of the Company and elected Richard J. Corey as a Director of the Company to serve until the next annual meeting of the shareholders of the Company, or until his successor is elected and qualified. The eighth Director position will be filled by a nominee of Conseco pursuant to the terms of the Stockholders' Agreement.

     The  following  table sets forth information concerning Richard J. Corey:



                       Principal                 Director  Term to
                       ------------------------  --------  -------
Name              Age  Occupation                Since     Expire
----------------  ---  ------------------------  --------  -------

Richard J. Corey   41  Secretary of the Company      1997     1998


     Additional  information  regarding  Richard  J.  Corey  is  as  follows:

Richard J. Corey has been Secretary of the Company and in house counsel since 1993. Prior to that time he practiced public accounting for fifteen years, most recently with Myers & Stauffer, an Indianapolis area CPA firm, from 1990 to 1993.


                                PROPOSAL NO. 1

               AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
           ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

     The Company's shareholders are being asked to consider and vote upon an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock.

DESCRIPTION  OF  THE  PROPOSED  AMENDMENT  AND  VOTE  REQUIRED

     On September 16, 1997, the Board of Directors unanimously adopted resolutions approving a proposal to amend Article 4 of the Company's Amended and Restated Articles of Incorporation (the "Articles") in order to increase the number of shares of Common Stock which the Company is authorized to issue from 25,000,000 to 150,000,000. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Special Meeting of Shareholders. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock of the Company cast on the proposal is required to approve Proposal No. 1.

     Certain shareholders who collectively own 4,063,000 shares of the Company's Common Stock (67.4% of the outstanding shares of Common Stock of the Company as of October 31, 1997) have agreed to vote all of their shares in favor of this proposal.

     The exact text of the proposed amendment to the Articles is set forth in Exhibit "A" to this Proxy Statement.

COMMON  STOCK

     Shareholders of the Company have no pre-emptive rights to acquire additional shares of Common Stock which may be subsequently issued. Each holder of Common Stock is entitled to one vote for each share held on matters voted upon by shareholders, subject to limitations discussed under the caption "Other Restrictions on Acquisition of the Company". Under Indiana law and pursuant to the Company's Articles, the holders of Common Stock possess exclusive voting power in the Company and will continue to possess exclusive voting power unless a class of Preferred Stock is issued and voting rights are granted to the holders thereof or unless the Articles are amended as provided therein, and pursuant to Indiana law. The Board is authorized to issue shares of Preferred Stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. Preferred Stock may rank prior to the Common Stock as to dividend rights and/or liquidation preferences and may have full or limited voting rights. The holders of Preferred Stock will be entitled to vote as a separate class or series under certain circumstances (principally in cases directly affecting the rights of the then existing holders of Preferred Stock, such as a merger, share exchange or modification of terms of the Preferred Stock), regardless of any other voting rights which such holders may have. Accordingly, the Board can, without shareholder approval, issue Preferred Stock with voting and conversion rights that would materially adversely affect the voting power of the holders of the Common Stock.

     In the event of liquidation or dissolution of the Company, the holders of the Common Stock are entitled to receive (after payment or provision for payment of all debts and liabilities of the Company) all assets of the Company available for distribution, in cash or in kind. If classes of Preferred Stock are issued, the holders thereof may have priority over the holders of Common Stock in the event of liquidation or dissolution.

     The  Company  has  no  plans  for the issuance of any shares of Preferred
Stock.

ANTI-TAKEOVER  PROVISIONS

     The following discussion is a general summary of the material provisions of the Articles and the By-Laws (the "By-Laws") of the Company and certain other provisions which may be deemed to have an effect of delaying, deferring or preventing a change in control of the Company. The following description is general and not necessarily complete and is qualified by reference to the Articles and the By-Laws.

     PROCEDURES  FOR  CERTAIN  BUSINESS  COMBINATIONS

     Pursuant to Article 8 of the Articles, certain business combinations equaling or exceeding 25% or more of the combined assets of the Company between the Company (or any majority-owned subsidiary thereof) and a 10% shareholder require either: (i) approval by at least 80% of the total number of outstanding voting shares of the Company or (ii) approval by a majority of certain directors unaffiliated with such 10% shareholder or that the transaction involve consideration per share generally equal to the higher of
(i) the highest amount paid by such 10% shareholder or its affiliates in acquiring any shares of the Common Stock or (ii) the fair market value of the Common Stock (generally, the highest closing sale price of the Common Stock during the 30 days preceding the date of the announcement of the proposed business combination or on the date the 10% stockholder became such whichever is higher.) If Proposal No. 2 is approved, the provisions of Article 8 will be repealed.

     DIRECTORS

     The Articles provide that the Board will be divided into three classes, with Directors in each class elected for three-year staggered terms and that a Director or the entire Board may be removed only for cause and only by the affirmative vote of at least 662/3% of the shares eligible to vote generally in the election of Directors. The Articles also provide that the size of the Board shall range between three and 15 Directors with the exact number of Directors to be fixed from time to time by the Board and that any vacancy occurring on the Board, including a vacancy created by an increase in the number of Directors, shall be filled for the remainder of the unexpired term only by a majority vote of the Directors then in office. However, in accordance with the terms of the Stockholders' Agreement, as amended, the number of Directors has been fixed at eight (8).

     AUTHORIZATION  OF  PREFERRED  STOCK

     As discussed above, the Board is authorized to fix the designations, preferences and relative participating, optional and other special rights of shares of Preferred Stock, including voting rights and conversion rights. In the event of a proposed merger, tender offer or other attempt to gain control of the Company that the Board does not approve, it would be possible for the Board to authorize the issuance of a series of Preferred Stock with rights and preferences that might impede the completion of such a transaction. If the Company issues any Preferred Stock that would disproportionately reduce the voting rights of the Common Stock, the Common Stock could be required to delist from NASDAQ. To the extent the Company utilizes a depository facility in order to issue units representing fractional interests in deposited shares of Preferred Stock, the Company may effectively increase the amount of Preferred Stock available for future issuance without shareholder approval.

     AMENDMENTS  TO  ARTICLES

     Amendments to the Articles must be approved by a majority vote of the Board and also by a greater number of the outstanding shares of the Company's voting shares favoring the amendment than those opposing it; provided, however, that approval by at least 662/3% of the outstanding voting shares is required to amend certain provisions (i.e., provisions relating to number, classification and removal of Directors, call of a special stockholder meeting, criteria for evaluating certain offers and amendments to provisions relating to the foregoing); and provided further that approval by at least 80% of the outstanding voting shares is required to amend other provisions, including provisions pertaining to certain business combinations contained in
Article  8  which  is  proposed  to  be  repealed.    See  "Proposal  No.  2".

OTHER  RESTRICTIONS  ON  ACQUISITION  OF  THE  COMPANY

     Several provisions of the Indiana Business Corporation Law (the "IBCL") could affect the acquisition of Common Stock or control of the Company. Chapter 43 of the IBCL prohibits, without advance approval by the Board, business combinations between corporations such as the Company and any 10% stockholder for five years following the date on which the person became a 10% stockholder. If such prior approval is not obtained, several price and procedural requirements must be satisfied before a business combination can be completed.

     In addition, the IBCL contains provisions designed to assure that minority shareholders have a voice in determining their future relationship with such corporations in the event that a person makes a tender offer for, or otherwise acquires, shares giving the acquiror more than 20%, 331/3%, and 50% of the outstanding voting securities of the corporation (the "Control Share Acquisitions Statute"). If the Control Share Acquisitions Statute applies, an acquiror may vote such number of shares that takes it over each such level of ownership ("Control Shares") only to the extent that voting rights are approved by the holders of a majority of each class or series of shares entitled to vote separately on the proposal (excluding shares held by officers of the corporation, by employees of the corporation who are directors thereof and by the acquiror). Corporations may redeem Control Shares at their fair market value, if such authority is contained in the articles of incorporation or by-laws of the corporation. The Company has adopted such a provision as part of its By-Laws.

     The IBCL specifically authorizes directors, in considering the best interest of a corporation, to consider both the long and short-term interests of the corporation, as well as the effects of any action on shareholders, employees, suppliers and customers of the corporation, as well as the effects of any action on shareholders, employees, suppliers and customers of the corporation, and communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent. The IBCL expressly states that limitations on Board discretion in response to a potential takeover, such as those adopted by Delaware courts, do not apply to directors of Indiana companies.

PURPOSES  AND  EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON
STOCK

     Proposal No. 1 would increase the number of shares of Common Stock which the Company is authorized to issue from 25,000,000 to 150,000,000 shares. The additional 125,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

     The Board believes that it is in the best interest of the Company to increase the number of authorized shares of Common Stock to 150,000,000 shares to provide the Company with additional flexibility in its corporate planning and in responding to developments in the Company's business, including possible financing and acquisition opportunities, stock splits or stock dividends and other general corporate purposes. In addition, assuming approval of Proposal No. 3 by the shareholders, the Company requires authorization to increase its authorized but unissued shares of Common Stock to cover the possible exercise of the Conseco Warrant by Conseco, the increased shares of Common Stock issuable upon conversion of the April Notes due to the adjustment in the conversion price from $3.00 per share to $1.00 per share, and/or the conversion of the Conseco Note and the Algood Notes. The Company does not have any agreements for, nor is it in current negotiations regarding any, material acquisitions.

     Authorized shares may be issued by the Board from time to time without further shareholder approval except in certain situations where shareholder approval is required by law.

EFFECTIVE  DATE  OF  PROPOSAL  NO.  1

     If Proposal No. 1 is adopted by the required vote of shareholders, such amendment will become effective upon the filing and acceptance of the amendments to the Articles with the Indiana Secretary of State.


RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY

     Approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of the Company's Common Stock represented at the Special Meeting and voting on the proposal. For the reasons set forth above, the Board of Directors unanimously recommends a vote "FOR" Proposal No. 1 to increase the authorized number of shares of Common Stock to 150,000,000.


                                PROPOSAL NO. 2

               AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
        ARTICLES OF INCORPORATION TO REPEAL ARTICLE 8 OF THE ARTICLES

     The Company's shareholders are being asked to consider and vote upon an amendment to the Articles to repeal Article 8 of the Amended and Restated Articles of Incorporation.

DESCRIPTION  OF  THE  PROPOSED  AMENDMENT  AND  VOTE  REQUIRED

     On November 4, 1997, the Board of Directors unanimously adopted resolutions approving the repeal of Article 8 of the Articles. The Board of Directors determined that the provisions of Article 8 are unnecessary, cumbersome, and restrict the Company's ability to rapidly respond to business developments and directed that the proposed amendment be considered at the Special Meeting of Shareholders. The affirmative vote of eighty percent (80%) of the issued and outstanding shares of Common Stock of the Company is required to approve Proposal No. 2

     The full text of Article 8 proposed to be repealed pursuant to Proposal No. 2 is set forth in Exhibit "B" to this Proxy Statement.

PURPOSES  AND  EFFECTS  OF  REPEALING  ARTICLE  8  OF  THE  ARTICLES

     Proposal No. 2 would effectuate the repeal of Article 8 of the Articles.
Article 8 provides, among other things, that certain business combinations equaling or exceeding 25% or more of the combined assets of the Company between the Company (or any majority-owned subsidiary thereof) and a 10% shareholder require either: (i) approval by at least 80% of the total number of outstanding voting shares of the Company or (ii) approval by a majority of certain directors unaffiliated with such 10% shareholder or that the transaction involve consideration per share generally equal to the higher of
(i) the highest amount paid by such 10% shareholder or its affiliates in acquiring any shares of the Common Stock or (ii) the fair market value of the Common Stock (generally, the highest closing sale price of the Common Stock during the 30 days preceding the date of the announcement of the proposed business combination or on the date the 10% stockholder became such, whichever is higher.) If Proposal No. 2 is approved, the provisions of Article 8 of the Articles relating to certain business combinations will be repealed. The Board believes that it is in the best interests of the Company to repeal
Article  8  for  the  reasons  set  forth  above.

EFFECTIVE  DATE  OF  PROPOSAL  NO.  2

     If Proposal No. 2 is adopted by the required vote of shareholders, such amendment will be effective upon the filing and acceptance of the amendment to the Articles with the Indiana Secretary of State.

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY

     Approval of Proposal No. 2 requires the affirmative vote of eighty percent (80%) of the issued and outstanding shares of Common Stock of the Company. For the reasons set forth above, the Board of Directors unanimously recommends a vote "FOR" Proposal No. 2 to repeal Article 8 of the Articles.

                                PROPOSAL NO. 3

                   GRANT OF CONVERSION RIGHTS TO HOLDERS OF
                  THE NOTES AND THE ISSUANCE OF THE WARRANT


TERMS  OF  THE  TRANSACTION

     On September 16, 1997, the Company and GE Capital entered into the Amended Line of Credit which modified certain covenants with respect to which the Company was in default, lowered the interest rate on the existing Line of Credit from LIBOR + 4.50% to LIBOR +3.25%, increased the lending limit from $70 million to $100 million effective January 1, 1998, and extended the term of the Line of Credit from January 1, 1998 to January 1, 1999. As a condition to the foregoing Amended Line of Credit, Conseco has entered into the Guaranty Agreement with the Company. Pursuant to the terms of the Guaranty Agreement, the Company issued to Conseco the Conseco Note covering amounts, if any, paid by Conseco pursuant to the terms of the Guaranty and which, subject to shareholder approval, is convertible into shares of Common Stock of the Company and the Conseco Warrant. Additionally, the Company paid to Conseco a fee of $300,000 for issuing the Guaranty.

     As a further condition to the issuance of the Guaranty, the Company exchanged existing unsecured indebtedness of $1 million from Malvin L. Algood, $250,000 from Russell E. Algood and $250,000 from John G. Algood (a total of $1,500,000) for the Algood Notes. The convertibility feature of the Algood Notes is subject to shareholder approval and may only be converted on a pro rata basis concurrently with or following the exercise of the conversion rights of the Conseco Note.

     In the event that GE Capital draws on the Guaranty by Conseco, the Conseco Note shall bear interest at the rate of 12% per annum, and principal and interest on the Conseco Note shall be due upon written demand by Conseco. Currently, GE Capital has not drawn against the Guaranty and, therefore, there are no amounts due and owing under the Conseco Note. Assuming shareholder approval of the convertibility feature of the Conseco Note, the Conseco Note provides that the holder may convert up to $10 million of the principal and interest thereon into shares of the Company's Common Stock at a conversion rate equal to the higher of (i) the book value of the Company's Common Stock on the day of conversion or (ii) $0.25 per share (the "Note Conversion Price"). As of September 30, 1997, the per share net book value of the Company's Common Stock was $0.88 per share. On October 31, 1997, the reported last sale price of the Company's common stock on the NASDAQ National Market System was $2.75. The Note Conversion Price is subject to adjustment based on a variety of factors including the issuance of shares of the Company's Common Stock for consideration which, on a per share basis, is less than the Note Conversion Price.

     The Algood Notes have substantially the same terms and conditions as the Conseco Note except that the Algood Notes mature in June 1999 and may only be converted on a pro rata basis concurrently with or following the conversion of the Conseco Note.

     Subject to the approval of the shareholders, the Company has also issued the Conseco Warrant to Conseco. The Conseco Warrant grants Conseco the right to purchase 500,000 shares of the Company's Common Stock for $1.00 per share (the "Exercise Price"). The Exercise Price is subject to adjustment based on a variety of factors including the issuance of shares of the Company's Common Stock for consideration which, on a per share basis, is less than the Exercise Price.

     Due to the Exercise Price of the Warrant, the conversion price of the April Notes will be reduced from $3.00 to $1.00 per share. Capitol American holds $10 million of the April Notes, Malvin L. Algood holds $1 million of the April Notes, Russell E. Algood holds $750,000 of the April Notes, Janet Algood, the wife of Malvin L. Algood, holds $1 million of the April Notes and John G. Algood, a significant shareholder and the son of Malvin L. Algood and the brother of Russell E. Algood, holds $500,000 of the April Notes. Additionally, if the conversion price of the Conseco Note and the Algood Notes falls below $1.00 per share, the conversion price of the Conseco Warrant and the April Notes will be reduced to the same conversion price as the Conseco Note and the Algood Notes. The Note Conversion Price is equal to the higher of (i) the book value of the Company's Common Stock on the day of conversion or (ii) $0.25 per share. As of September 30, 1997, the per share net book value of the Company's Common Stock was $0.88 per share. Accordingly, in the event that the Guaranty was funded and Conseco elected to convert the Conseco Note, the conversion price of the Conseco Warrant and the April Notes would be reduced to an amount equal to the conversion price of the Conseco Note and the Algood Notes.

     As of October 31, 1997, there were 6,022,000 shares of Common Stock outstanding. Assuming shareholder approval of Proposal No. 3, the conversion rate of the April Notes will immediately be reduced from $3.00 per share to $1.00 per share, the same rate as the exercise price of the Conseco Warrant. Therefore, assuming no other changes, the April Notes will become convertible for an aggregate of 13,250,000 shares of Common Stock or 68.8% of the outstanding shares. Furthermore, the Note Conversion Price could be as low as $.25 per share and any conversion price below $1.00 per share would cause the conversion price of the April Notes and the exercise price of the Conseco Warrant to decrease accordingly. In the event Capitol American were to convert its portion of the April Notes at $1.00 per share and Conseco were to exercise the Conseco Warrant in full, they would own an aggregate of 10,500,000 shares, or 63.6% of the outstanding shares. Additionally, if the Guaranty is funded in full and Conseco were to convert the Conseco Note at $1.00 per share, Conseco and Capitol American would collectively own an aggregate of 20,500,000 shares, or 77.3% of the outstanding shares, assuming no conversion of the Algood Notes or any other changes.

     In connection with the issuance of the April Notes, the Principal Shareholders, the Company, Capitol American, and Conseco, who collectively own 4,063,000 shares of the Company's Common Stock (67.4% of the issued and outstanding shares of Common Stock of the Company as of October 31, 1997) entered into the Stockholders' Agreement. In connection with the Guaranty Agreement, the Principal Shareholders, the Company, Capitol American and Conseco have amended the Stockholders' Agreement. Prior to the November 1997 Stockholders' Agreement Amendment, the Stockholders' Agreement provided that the Principal Shareholders would vote in favor of the election of two (2) of Conseco's director nominees and Conseco would vote all of its voting shares in favor of the election of one (1) of the Principal Shareholders' Director nominees. In addition, in the event that Conseco makes a tender offer to all of the Company's shareholders, the Principal Shareholders shall, under certain circumstances including the acceptance of the tender offer by at least twenty-five percent (25%) of the issued and outstanding shares of Common Stock not held by the Principal Shareholders and a minimum tender offer price, tender a quantity of shares of Common Stock so that the Principal Shareholders' ownership will be less than twenty percent (20%) of the issued and outstanding shares of Common Stock of the Company upon the completion of the tender offer.

     The November 1997 Stockholders' Agreement Amendment provides that the Principal Shareholders also are required to vote in favor of Proposals No. 1 and No. 3. In addition, the November 1997 Stockholders' Agreement Amendment, among other items, provides for the expansion of the Board of Directors of the Company from six (6) Directors to eight (8) Directors, three (3) of which would be designated by Conseco and three of which would be individuals unaffiliated with Conseco or the Principal Shareholders. Under certain circumstances including an event of default under the Conseco Registration Rights, the payment of any sums by Conseco pursuant to the Guaranty or the placement of any additional debt by the Company without the approval of Conseco, the November 1997 Stockholders' Agreement Amendment provides that the Principal Shareholders would vote in favor of the election of six (6) of Conseco's nominees to the Board of Directors. Finally, the Stockholders' Agreement restricts the number of shares of Common Stock which the Principal Shareholders may sell without the consent of the other parties.

     In conjunction with the Guaranty Agreement, the Company also granted the Conseco Registration Rights with respect to the shares of Common Stock issuable upon the conversion of the Conseco Note and the exercise of the Conseco Warrant. The Company also granted the Algood Registration Rights with respect to the shares of Common Stock issuable upon conversion of the Algood Notes.

CONVERTIBILITY

     Pursuant to the Guaranty Agreement, Conseco was granted the right, subject to shareholder approval, to convert the Conseco Note (to the extent of payments made pursuant to the terms of the Guaranty up to $10 million) into shares of the Company's Common Stock at a conversion rate equal to the higher of (i) the book value of the Company's Common Stock on the day of conversion or (ii) $0.25 per share. As of September 30, 1997, the book of value of the Company's Common Stock was $0.88 per share. The agreement also provides for the issuance of the Algood Notes with substantially the same terms and conditions as the Conseco Note in exchange for unsecured debt. However, the Algood Notes may only be converted on a pro rata basis concurrently with or following the exercise of the conversion rights of the Conseco Note. The agreement requires the Company to submit the conversion feature of the Conseco Note, the conversion feature of the Algood Notes and the issuance of the Conseco Warrant to the shareholders for approval. The Company believes that the issuance of the Conseco Note, including the convertibility feature, the issuance of the Algood Notes, including the convertibility feature, and the issuance of the Conseco Warrant enabled the Company to enter into the Amended Line of Credit, which will enable the Company to continue operations and provided a valuable means and inducement to permit Conseco to convert its indebtedness under the Conseco Note into equity of the Company and to otherwise increase its equity interest in the Company, thus further aligning its interests with the interests of the Company and its shareholders and providing the Company with increased flexibility in obtaining additional financing.


BOARD  RECOMMENDATION

     Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of the Company's Common Stock represented at the Special Meeting and voting on the proposal. For the reasons set forth above, the Board of Directors unanimously recommends a vote "FOR" the granting of conversion rights to the holders of the Conseco Note and the Algood Notes issued by the Company and the issuance of the Conseco Warrant.

                                PROPOSAL NO. 4

PROPOSED AMENDMENT TO THE GENERAL ACCEPTANCE CORPORATION EMPLOYEE STOCK OPTION
                                     PLAN

SUMMARY  OF  AMENDMENT

This  Proposed  Amendment to the Incentive Stock Plan is designed to (i) amend
Section 4 of the Incentive Stock Plan to allow for an increase in the number of options issuable pursuant to the Incentive Stock Plan from 500,000 shares of Common Stock of the Company to 1,500,000 shares of Common Stock of the Company and (ii) amend Section 8 of the Incentive Stock Plan to provide for a revision of the requirement for shareholder approval of certain amendments to the Incentive Stock Plan.

SUMMARY  OF  MATERIAL  PROVISIONS  OF  THE  INCENTIVE  STOCK  PLAN

     ADMINISTRATION

     The Incentive Stock Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee may interpret the Incentive Stock Plan and, subject to its provisions, may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Incentive Stock Plan. Subject to certain limits set forth in the Incentive Stock Plan, the Committee has complete power and authority to take all actions and determinations required or provided for under the Incentive Stock Plan, any option agreement or any option thereunder and to take any and all actions and make any and all determinations not inconsistent with the specific terms and conditions of the Incentive Stock Plan which the Committee deems necessary or appropriate in the administration of the Incentive Stock Plan.

     ELIGIBILITY

     Only  key  employees  of  the  Company are eligible to participate in the
Incentive Stock Plan. The Committee shall determine from time to time the particular employees of the Company who are deemed to be key employees of the Company who shall be eligible to participate in the Incentive Stock Plan.

     STOCK  SUBJECT  TO  THE  PLAN

     The Incentive Stock Plan covers an aggregate of 500,000 shares of Common Stock. As of September 30, 1997 options for 306,500 shares of Common Stock were issued and outstanding under the Incentive Stock Plan. The Board of Directors shall make appropriate adjustments in the number of shares subject to the Incentive Stock Plan and outstanding options in the event of a recapitalization, reclassification or other reorganization of the capital of the Company. In the event that Proposal No. 4 hereof is approved by the shareholders of the Company, the Incentive Stock Plan shall be increased to cover an aggregate of 1,500,000 shares of Common Stock.

     VESTING  AND  TERM

     Options granted under the Incentive Stock Plan vest and become exercisable at the discretion of the Committee as set forth in the option agreement; provided, however, that any person subject to Section 16 of the Securities Exchange Act of 1934 who is granted an option pursuant to the Incentive Stock Plan shall not exercise the option in whole or in part within the six month period immediately following the date of grant unless the person agrees to hold such securities acquired upon exercise until at least six months have elapsed from the date of grant. Vesting is accelerated and options become exercisable in the event of a "change of control" of the Company as defined in the Incentive Stock Plan. The options shall have a maximum term of ten years (five years for employees owning more than 10% of the Company's Common Stock) from the date of grant.

     AMENDMENT  OF  PLAN

     The Incentive Stock Plan may be amended from time to time by the Committee; provided, however, that the Incentive Stock Plan currently calls for the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Company for certain amendments, including, but not limited to, an increase in the number of shares as to which options may be granted under the Incentive Stock Plan, a change in the class of shares for which options may be granted under the Incentive Stock Plan, a change in the designation of the class of individuals eligible to receive options under the Incentive Stock Plan, a change in the provisions relating to the option price, an increase in the maximum period during which options may be exercised and an extension of the term of the Incentive Stock Plan. In the event that the shareholders approve Proposal No. 4, the Incentive Stock Plan may be amended by the Inside Directors without approval by the shareholders of the Company except insofar as shareholder approval may be required to maintain the status of the options available under the Incentive Stock Plan as "incentive stock options" within the meaning of Internal Revenue Code section 422.

     FEDERAL  TAX  CONSEQUENCES

     Options granted under the Incentive Stock Plan are intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code. In accordance with section 422 of the Code, the term of any option granted under the Incentive Stock Plan may not exceed ten (10) years. With respect to any employee who owns stock possessing more than ten percent (10%) of the voting power of the outstanding stock of the Company, the term of any option may be no longer than five (5) years. The aggregate fair market value of the Common Stock (determined at the date of the option grant) with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year may not exceed $100,000. The exercise price of all options granted under the Incentive Stock Plan must not be less than the fair market value per share on the date of grant (unless the Optionee owns ten percent (10%) or more of the voting power of the outstanding stock of the Company in which case the exercise price must not be less than one hundred ten percent (110%) of the fair market value per share on the date of grant).

     The grant and exercise of an option under the Incentive Stock Plan does not result in taxable income to the Optionee provided that the Optionee observes the following holding periods and restrictions. In order for the option to be a qualified incentive option, the Optionee must hold the stock acquired pursuant to the option for a period of two (2) years from the date of the option grant and one (1) year from the date of the option exercise. Any failure to satisfy the holding periods and restrictions results in the loss of the qualified status of the option and such option would be treated as a nonqualified option. Provided that the Optionee observes the aforementioned holding periods, the sale of the option stock by the Optionee results in taxable long-term capital gain income to the Optionee in an amount equal to the difference between the option sales and the option exercise price.

     The Incentive Stock Plan is not a stock bonus, pension or profit-sharing plan and is not subject to or qualified under section 401(a) of the Internal Revenue Code or any or the provisions of the Employment Retirement Income
Security  Act  of  1974  ("ERISA").

     Attached hereto as Exhibit "C" is a copy of the Amendment to the General Acceptance Corporation Employee Stock Option Plan.

REASONS  FOR  THE  AMENDMENT

     The Board of Directors believes that equity incentives create a strong incentive in key employees to expend maximum effort for the growth and success of the Company and encourage such key employees to remain in the employ or service of the Company. By increasing the number of shares subject to options, the Board of Directors will be able to continue providing key employees with equity incentives. Further, due to the changes in Section 16 promulgated under the Securities Exchange Act of 1934, shareholder approval is no longer necessary to qualify the Incentive Stock Plan as a Section 16b-3 plan, although certain amendments must be approved by the shareholders to maintain the status of the options as "incentive stock options."

RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY

     Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares of the Company's Common Stock represented at the Special Meeting and voting on the proposal. For the reasons set forth above, the Board of Directors unanimously recommends a vote "FOR" Proposal No. 4 to amend the Company's Incentive Stock Plan.


                                PROPOSAL NO. 5

 PROPOSED AMENDMENT TO THE OUTSIDE DIRECTOR STOCK OPTION PLAN OF THE COMPANY

SUMMARY  OF  AMENDMENT

     This Proposed Amendment to the Outside Director Plan is designed to (i) amend Section 4 of the Outside Director Plan to allow for an increase in the number of options issuable pursuant to the Outside Director Plan from 100,000 shares of Common Stock of the Company to 300,000 shares of Common Stock of the Company and (ii) amend Section 7 of the Outside Director Plan to provide for the deletion of the provisions of Section 7 requiring the approval by the holders of a majority of the issued and outstanding shares of Common Stock of the Company for certain amendments to the Outside Director Plan.

SUMMARY  OF  MATERIAL  PROVISIONS  OF  THE  OUTSIDE  DIRECTOR  PLAN

     ADMINISTRATION

     The Outside Director Plan is administered by the Board of Directors excluding employees of the Company (the "Outside Directors"). Members of the Board of Directors who are not eligible to participate in the Outside Director Plan (the "Inside Directors") may interpret the Outside Director Plan and, subject to its provisions, may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Outside Director Plan. Subject to certain limits set forth in the Outside Director Plan, the Inside Directors have complete power and authority to take all actions and determinations required or provided for under the Outside Director Plan, any option agreement or any option thereunder and to take any and all actions and make any and all determinations not inconsistent with the specific terms and conditions of the Outside Director Plan which the Inside Directors deem necessary or appropriate in the administration of the Outside Director Plan. Currently, the Outside Director Plan provides that each Outside Director shall be granted 5,000 shares of Common Stock of the Company on each anniversary of the effective date of the Outside Director Plan.


     ELIGIBILITY

     Only those persons who are Outside Directors of the Company are eligible to participate in the outside Director Plan. Additionally, no Outside Director may receive options pursuant to the Outside Director Plan if the granting of such option would result in such individual owning, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company.

     STOCK  SUBJECT  TO  THE  PLAN

     The Outside Director Plan covers an aggregate of 100,000 shares of Common Stock. As of September 30, 1997, options for 70,000 shares of Common Stock were issued and outstanding under the Outside Director Plan. The Inside Directors shall make appropriate adjustments in the number of shares subject to the Plan and outstanding options in the event of a recapitalization, reclassification or other reorganization of the capital of the Company. In the event that Proposal No. 5 hereof is approved by the shareholders of the Company, the Outside Director Plan shall be increased to cover an aggregate of 300,000 shares of Common Stock.

     VESTING  AND  TERM

     Options granted under the Outside Director Plan to Outside Directors shall generally vest and become exercisable at the rate of 33% of the option shares on the date of grant and on the first and second anniversary date of the grant. Vesting is accelerated and options become exercisable in the event of a "change of control" of the Company as defined in the Outside Director Plan. The term of the options are governed by each option agreement relating to the option; provided, however, that the term of the option shall not exceed ten years from the date the option is granted.

     AMENDMENT  OF  THE  PLAN

     The Outside Director Plan may be amended from time to time by the Inside Directors; provided, however, that the Outside Director Plan currently calls for the approval of the holders of a majority of the issued and outstanding shares of Common Stock of the Company for certain amendments, including, but not limited to, an increase in the number of shares as to which options may be granted under the Outside Director Plan, a change in the class of shares for which options may be granted under the Outside Director Plan, a change in the designation of the class of individuals eligible to receive options under the Outside Director Plan, a change in the provisions relating to the option price, an increase in the maximum period during which options may be exercised and an extension of the term of the Outside Director Plan. In the event that the shareholders approve Proposal No. 5, the Outside Director Plan may be amended by the Inside Directors without any approval by the shareholders of the Company.

     FEDERAL  TAX  CONSEQUENCES

     Options granted under the Outside Director Plan are not intended to qualify under section 422(a) of the Internal Revenue Code of 1986, as amended. The grant of an option does not result in taxable income to the optionee. However, the exercise of an option does result in taxable ordinary income to the optionee in an amount equal to the difference between the fair market value of the option stock on the date of exercise and the option exercise price. Any gain with respect to future appreciation in value of the shares after the exercise date is treated as capital gain. The Company is allowed a deduction in its federal income tax return in an amount equal to the amount of ordinary income required to be included in the income tax return of an Outside Director optionee provided that all FUTA, FICA and applicable state and local taxes with respect to the taxable income of the Outside Director is withheld by the Company.

     The Outside Director Plan is not a stock bonus, pension or profit-sharing plan and is not subject to or qualifiable under section 401(a) of the Internal Revenue Code or any of the provisions of the Employment Retirement Income
Security  Act  of  1974  ("ERISA").

     Attached hereto as Exhibit "D" is a copy of the Amendment to the General Acceptance Corporation Outside Director Stock Option Plan.


REASONS  FOR  THE  AMENDMENT

     The Board of Directors believes that equity incentives should constitute a substantial portion of Outside Director compensation by aligning the interests of those directors with the interests of the Company's shareholders.
 By increasing the number of shares subject to options, the Board of Directors will be able to continue providing Outside Directors with equity incentives. Further, due to the changes in Section 16 promulgated under the Securities Exchange Ac of 1934, shareholder approval is no longer necessary to qualify the Outside Director Plan as a Section 16b-3 plan. The Board of Directors believes that the shareholder approval requirements are burdensome and serve no other purpose.


RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY

     Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares of the Company's Common Stock represented at the Special Meeting and voting on the proposal. For the reasons set forth above, the Board of Directors unanimously recommends a vote "FOR" Proposal No. 5 to amend the Company's Outside Director Plan.


                                            By Order of the Board of Directors


January  ___,  1998
26


                                 EXHIBIT "A"

                           ARTICLES OF AMENDMENT
                                   OF THE
                      AMENDED AND RESTATED ARTICLES OF
                              INCORPORATION OF
                       GENERAL ACCEPTANCE CORPORATION

       The undersigned officer of GENERAL ACCEPTANCE CORPORATION (hereinafter referred to as the "Corporation"), existing pursuant to the provisions of the Indiana Business Corporation Law, as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain articles of its Amended and Restated Articles of Incorporation, certifies the following facts:

                               THE AMENDMENT

     1.          ARTICLE  4.

     The exact text of Section 4.01 and Section 4.02 of Article 4 of the Amended and Restated Articles of Incorporation is hereby superseded and replaced as follows:

                                  "ARTICLE 4

                               Number of Shares

     SECTION 4.01. Number. The total number of shares which the Corporation shall have authority to issue is one hundred fifty five million (155,000,000) shares.

     SECTION 4.02. Designation of Classes, Number and Par Value of Shares. There shall be two classes of capital of the Corporation. The first class shall be common stock, no par value ("Common Stock"), of which there shall be one hundred fifty million (150,000,000) shares authorized, the second class shall be preferred stock, no par value ("Preferred Stock"), of which there shall be five million (5,000,000) shares authorized."

     2.          ARTICLE  8.

     Article 8 of the Amended and Restated Articles of Incorporation is hereby repealed in its entirety.


                        MANNER OF ADOPTION AND VOTE

     1. ACTION BY DIRECTORS. Pursuant to a meeting of the Board of Directors on September 16, 1997, a resolution was adopted proposing to the shareholders of the Corporation entitled to vote in respect of the amendments to Article 4 and Article 8 set forth above (the "Amendments"), that the provisions and terms of Section 4.01 and Section 4.02 of Article 4 of the Amended and Restated Articles of Incorporation be amended so as to read as set forth above and that Article 8 of the Amended and Restated Articles of Incorporation be repealed, and a meeting of such shareholders was called to be held December 8, 1997, to adopt or reject the Amendments.

     2. ACTION BY SHAREHOLDERS. The terms of the Amendments were duly adopted by vote of the shareholders of the Corporation entitled to vote with respect thereto during the special shareholders meeting held on February 27,
1998.    The  result  of  such  vote  is  as  follows:

                           Shares entitled to vote:
                              Shares voted for:
                            Shares voted against:
                              Shares abstaining:

     3. COMPLIANCE WITH LEGAL REQUIREMENTS. The manner of adoption of the Amendments to the Amended and Restated Articles of Incorporation and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Amended and Restated Articles of Incorporation and the By-Laws of the Corporation.

           STATEMENT OF CHANGES WITH RESPECT TO AUTHORIZED SHARES

     1. AUTHORIZED STOCK BEFORE THE AMENDMENT. Prior to the Amendments to the Amended and Restated Articles of Incorporation, the authorized capital stock of the Corporation consisted of thirty million (30,000,000) shares of capital stock divided into two classes: (i) twenty-five million (25,000,000) shares of Common Stock and (ii) five million (5,000,000) shares of Preferred Stock.

     2. CHANGES MADE BY THE AMENDMENTS. The Amendments to the Amended and Restated Articles of Incorporation increase the number of authorized shares of capital stock of the Corporation to one hundred fifty five million (155,000,000) shares divided into two classes: (i) one hundred fifty million (150,000,000) shares of Common Stock and (ii) five million (5,000,000) shares of Preferred Stock.

     IN WITNESS WHEREOF, the undersigned officer, for and on behalf of the Corporation, executes the foregoing Articles of Amendment to the Amended and Restated Articles of Incorporation this ____ day of _____________, 1998.

                                 EXHIBIT "B"

                              ARTICLE 8 OF THE
                            AMENDED AND RESTATED
                        ARTICLES OF INCORPORATION OF
                      GENERAL ACCEPTANCE CORPORATION

                PROVISIONS FOR CERTAIN BUSINESS COMBINATIONS

     SECTION  8.01.          Vote  Required.

          (A) Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or these Amended and Restated Articles of Incorporation, and except as otherwise expressly provided in Section 8.02 of this Article 8:

               (i) Any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (A) any Interested Shareholder (as hereinafter defined), or (B) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder;

               (ii) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) equaling or exceeding 25% or more of the combined assets of the Corporation and its Subsidiaries;

               (iii) The issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries except pursuant to an employee benefit plan of the Corporation or any Subsidiary thereof;

               (iv) The adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf on an Interested Shareholder or any Affiliate of any Interested Shareholder; or

               (v) Any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of equity or convertible securities of the Corporation or any Subsidiary which is Beneficially Owned (as hereinafter defined) directly or indirectly by any Interested Shareholder or any Affiliate of any Interested Shareholder;

shall require the affirmative vote of the holders of at least 80% of the voting power of all the then outstanding shares of Voting Stock, voting together as a single class. Such affirmative vote shall be required notwithstanding that any other provisions of these Amended and Restated Articles of Incorporation, or any provision of law, or any Preferred Stock
Designation, or any agreement with any national securities exchange or otherwise might otherwise permit a lesser vote or no vote.

          (B) Definition of Business Combination. The term "Business Combination" as used in this Article 8 shall mean any transaction which is referred to in any one or more of paragraphs (i) through (v) of paragraph (a) of this Section 8.01.

     SECTION  8.02.       When Higher Vote is Not Required.  The provisions of
Section 8.01 of this Article 8 shall not apply to any particular Business Combination, and such Business Combination shall require only that affirmative vote as is required by law, and any other provision of these Amended and Restated Articles of Incorporation, and any Preferred Stock Designation, if, in the case of a Business Combination that does not involve any cash or other consideration being received by the Shareholders of the Corporation, solely in their capacity as Shareholders of the Corporation, the condition specified in the following Section 8.02(a) is met or, in the case of any other Business Combination, the conditions specified in either of the following Sections 8.02(a) or 8.02(b) are met:

          (A) Approval by Continuing Directors. The Business Combination shall have been approved by a majority of the Continuing Directors (as hereinafter defined); provided, however, that this condition shall not be capable of satisfaction unless there are at least three (3) Continuing Directors.

          (B) Price and Procedure Requirements. All of the following conditions hall have been met:

               (i) The consideration to be received by holders of shares of a particular class (or series) of outstanding capital stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder or any of its Affiliates has previously paid for shares of such class (or series) of capital stock. If the Interested Shareholder or any of its Affiliates have paid for shares of any class (or series) of capital stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class (or series) of capital stock shall be either cash or the form used to acquire the largest number of shares of such class (or series) of capital stock previously acquired by the Interested Shareholder;

               (ii) The aggregate amount of (A) the cash and (B) the Fair Market Value as of the date (the "Consummation Date") of the consummation of the Business Combination, of the consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following (in each case appropriately adjusted in the event of any stock dividend, stock split, combination of shares or similar event):

                    A. (if applicable) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder or any of its Affiliates for any shares of Common stock acquired by them within the two-year period immediately prior to the date of the first public announcement of the proposal of the Business Combination (the "Announcement Date") or in any transaction in which the Interested Shareholder became an Interested Shareholder, whichever is higher; or

                    B. The Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (the "Determination Date"), whichever is higher;

               (iii) The aggregate amount of (A) the cash and (B) the Fair Market Value, as of the Consummation Date, of the consideration other than cash to be received per share by holders of shares of any class (or series), other than Common Stock, of outstanding capital stock of the Corporation shall be at least equal to the highest of the following (in each case appropriately adjusted in the event of any stock dividend, stock split, combination of shares or similar event), it being intended that the requirements of this subparagraph (iii) shall be required to be met with respect to every such class (or series) of outstanding capital stock whether or not the Interested Shareholder or any of its Affiliates have previously acquired any shares of a particular class (or series) of capital stock:

                    A. (if applicable) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder or any of its Affiliates for any shares of such class (or series) of capital stock acquired by them within the two-year period immediately prior to the Announcement Date or in any transaction in which it became an Interested Shareholder, whichever is higher;

                    B. The Fair Market Value per share of such class (or series) of capital stock on the Announcement Date or on the Determination Date, whichever is higher; or

                    C. (if applicable) The highest preferential amount per share, in any, to which the holders of shares of such class (or series) of capital stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               (iv) After the Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business
Combination: (A) except as approved by a majority of the Continuing Directors (as hereinafter defined), there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock; (B) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock, (except as necessary to reflect any subdivision of the Common Stock) except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase the annual rate is approved by a majority of the Continuing Directors; and (C) neither such Interested Shareholder nor any of its Affiliates shall have become the Beneficial Owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder; provided, however, that no approval by Continuing Directors shall satisfy the requirements of this subparagraph (iv) unless at the time of such approval there are at least three (3) Continuing Directors;

               (v) After the Interested Shareholder has become an Interested Shareholder, the Interested Shareholder and any of its Affiliates shall not have received the benefit, directly or indirectly (except proportionality, solely in the Interested Shareholder's or Affiliate's capacity as a Shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise;

               (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing that Act, rules or regulations) shall be mailed to all Shareholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions); and

               (vii) The Interested Shareholder shall have provided the Corporation with that information as shall have been requested pursuant to
Section  8.05  of  this  Article  8  within the time period set forth therein.

     SECTION  8.03.          Certain Definitions.     For the purposes of this
Article  8:

          (A) Person. A "person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities.

          (B) Interested Shareholder. "Interested Shareholder" means any person (other than the Corporation or any Subsidiary) who or which:

               (i) Is the Beneficial Owner (as hereinafter defined), directly or indirectly, of 10% or more of the voting power of the outstanding Voting Stock;

               (ii) Is an Affiliate or an Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

               (iii) Is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question Beneficially Owned by any Interested Shareholder; if the assignment or succession occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended.

          (C) Beneficial Owner. A person shall be a "Beneficial Owner" of, or shall "Beneficially Own," any Voting Stock:

               (i) Which the person or any of its Affiliates or Associates (as hereinafter defined) Beneficially Owns, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on September 30, 1992;

               (ii) Which the person or any of its Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding (but neither that person nor any such Affiliate or Associate shall be deemed to be the Beneficial Owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of Shareholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither that person nor any Affiliate or Associate is otherwise deemed the Beneficial Owner); or

               (iii) Which are Beneficially Owned, directly or indirectly, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on September 30, 1992, by any other person with which the person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in subparagraph (c)(ii) of this
Section 8.03) or disposing of any shares of Voting Stock; provided, however, that in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purpose hereof, to Beneficially Own any shares of Voting Stock held under any such plan.

          (D) Outstanding Voting Stock. For the purposes of determining whether a person is an Interested Shareholder pursuant to paragraph (b) of this Section 8.03, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph
(c) of this Section 8.03 but shall not include any other unissued shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (E) Affiliate or Associate. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on September 30, 1992.

          (F) Subsidiary. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph (b) of this Section 8.03, the term "Subsidiary" shall mean only a corporation of which a majority of each class or equity security is owned, directly or indirectly, by the Corporation.

          (G) Continuing Director. "Continuing Director" for purposes of this Article 8 means any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Shareholder and was a member of the Board prior to the time that the Interested Shareholder became an Interested Shareholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Shareholder and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Continuing Directors then on the Board.

          (H) Fair Market Value. "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which the stock is listed, or, if the stock is not listed on any such exchange, the highest closing bit quotation with respect to a share of the stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board in accordance with Section 8.04 of this Article 8, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of the stock or any combination or reclassification of outstanding shares of the stock into a smaller number of shares of stock; and
(ii) in the case of property other than cash or stock, the fair market value of that property on the date in question as determined by the Board in accordance with section 8.04 of this Article 8.

          (I) Highest Per Share Price. Reference to "highest per share price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

          (J) Consideration Other Than Cash. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (b)(ii) and (iii) of Section
8.02 of this Article 8 shall include the shares of Common Stock and/or the shares of any other class (or series) of outstanding capital stock retained by the holders of those shares.

     SECTION 8.04. Powers of the Board of Directors. A majority of the total number of Directors of the Corporation, but only if a majority of such Directors shall then consist of Continuing Directors or, if a majority of the total number of Directors shall not then consist of Continuing Directors, a majority of the then Continuing Directors, shall have the power and duty to determine, on a basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article 8, including without limitation; (a) whether a person is an Interested Shareholder, (b) the number of shares of Voting Stock Beneficially Owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the applicable conditions set forth in paragraph (b) of Section 8.02 have been met with respect to any Business Combination, (e) the Fair Market Value of stock or other property in accordance with paragraph (h) of Section 8.03 of this
Article 8, and (f) whether the assets which are the subject of any Business Combination referred to in subparagraph (a)(ii) of Section 8.01 have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination referred to in subparagraph (a)(iii) of Section 8.01 has, an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the Corporation and its Subsidiaries.

     SECTION 8.05. Information to be Supplied to the Corporation. A majority of the total number of Directors of the Corporation, but only if a majority of such Directors shall then consist of Continuing Directors or, if a majority of the total number of Directors shall not then consist of Continuing Directors, a majority of the then Continuing Directors, shall have the right to demand that any person who it is reasonably believed is an Interested Shareholder (or holds of record shares of Voting Stock Beneficially Owned by any Interested Shareholder) supply the Corporation with complete information as to (a) the record owner(s) of all shares Beneficially Owned by any person who it is reasonably believed is an Interested Shareholder, (b) the number of, class or series of, shares Beneficially Owned by any person who it is reasonably believed is an Interested Shareholder and held of record by each such record owner and the number(s) of the stock certificate(s) evidencing those shares, and (c) any other factual matter relating to the applicability or effect of this Article 8, as may be reasonably requested of that person, and that person shall furnish the information requested within ten (10) days after receipt of the demand.

     SECTION 8.06 No Effect on Fiduciary Obligations of Interested Shareholders. Nothing entailed in this Article 8 shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

     SECTION 8.07 Amendment, Repeal, Etc. Notwithstanding any other provisions of the Amended and Restated Articles of Incorporation or the Code of Bylaws of the Corporation to the contrary and notwithstanding that a lesser vote or no vote may be specified by law, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation's capital stock required by law or any Preferred Stock Designation, the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this Article 8.

                                 EXHIBIT "C"

                       GENERAL ACCEPTANCE CORPORATION
                         EMPLOYEE STOCK OPTION PLAN

Hyphens ("-----") indicate text deleted and underscores ("_____") indicate text added pursuant to Proposal No. 4.

     General Acceptance Corporation (the "Company") sets forth the following terms of this General Acceptance Corporation Employee Stock Option Plan (hereinafter referred to as the "Plan"):

     1. PURPOSE. The Plan is intended to advance the interests of the Company by providing key employees of the Company or of any "subsidiary corporation" of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provisions of any subsequently enacted tax statutes, with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such individuals to remain in the employ or service of the Company or of one or more of its subsidiaries. The Company and all such subsidiary corporations are hereinafter collectively referenced from time to time as the "Employer." Except as set forth below, each stock option granted under the Plan is intended to be an "incentive stock option," as defined in Code Section 422 or the corresponding provisions of any subsequently enacted tax statutes, and any provision of the Plan which would operate so as to prevent an option that is intended to be an incentive stock option from complying with the requirements of Code Section 422 shall be inoperative. Options may be granted hereunder that are not intended to be incentive stock options. Such options shall include any option that fails to qualify as an incentive stock option or is specifically designated as not being an incentive stock option (a "nonqualified stock option").

     2.          ADMINISTRATION.

          (a)          COMMITTEE.    The  Plan  shall be administered by the
Compensation Committee of the Board of Directors of the Company (hereinafter referred to as the "Committee").

          (b) POWER AND AUTHORITY. The Committee shall have the full power and authority to take all actions and make all determinations required or provided for under the Plan, any option agreement, or any option granted under the Plan; to interpret and construe the provisions of the Plan, any option agreement, or any option granted under the Plan, which interpretation or construction shall be final, conclusive and binding on the Company, the Employer and the optionee; and to take any and all other actions and make any and all other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems necessary or appropriate in the administration of the Plan. The Committee may from time to time prescribe, amend and rescind rules and regulations applicable to the Plan.

          (c) ACTIONS AND DETERMINATIONS. The Committee may take action and make determinations in the manner prescribed by the Board of Directors of the Company, provided such action is permitted by the Articles of Incorporation and Bylaws of the Company, the Indiana Business Corporation Law, as amended, and all other applicable laws. A majority of the Committee shall constitute a quorum for purposes of any action or determination by the Committee. All actions and determinations of the Committee shall be made by an affirmative vote by not less than a majority of its members.

          (d) NO LIABILITY. No member of the Committee shall be liable for any action or determination made by the Committee or by such member in good faith.

     3.          ELIGIBILITY.

          (a) KEY EMPLOYEES. Only those persons who are key employees of the Employer shall be eligible to participate in the Plan. The Committee shall determine from time to time the particular employees of the Employer who are "key employees" of the Employer and who shall be eligible to participate in the Plan, and the terms and extent of their participation in the Plan.

          (b)          10%  SHAREHOLDERS.

               (i) Options granted under the Plan to any key employee of the Employer who, at the time such option is granted, owns Shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any parent corporation of the Company (as defined in Code
Section 424(e)) or subsidiary corporation of the Company (such employee being hereinafter referred to as "10% Shareholder"), shall be treated as provided in subparagraphs (ii) and (iii) below. In determining whether the percentage limitations of this Section 3(b) are met, an employee shall be considered as owning any shares owned, directly or indirectly, by or for his or her brothers or sisters (whether by the whole or half blood), spouse, ancestors, lineal descendants, or by reason of any other relationships as contemplated by Code
Section 422(b)(6). For purposes of this Section 3(b), shares owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

               (ii)          An  Option  granted  to  an employee who is a 10%
Shareholder shall qualify as an incentive stock option only if at the time such option is granted the option price is at least 110% of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

               (iii) To the extent that options granted under the Plan to an employee who is a 10% Shareholder do not satisfy subparagraph (ii) above, it shall be deemed a nonqualified stock option and shall not be subject to requirements described in subparagraph (ii) above or paragraph 5 below.

     4. SHARES. The shares subject to the options and other provisions of the Plan shall be shares of the Company's authorized but unissued, or reacquired, Shares of Common Stock (the "Shares of Common Stock"). The total number of Shares of Common Stock with respect to which options may be granted shall not exceed in the aggregate 500,000 1,500,000 Shares of Common Stock, except as such number of Shares of Common Stock shall be adjusted in accordance with the provisions set forth in Section 6(g). In the event any outstanding option under the Plan expires or is terminated in whole or in part for any reason prior to the end of the period during which options may be granted, the Shares of Common Stock allocable to the unexercisable portion of such option may again be subject to an option granted under the Plan. During the period that any options granted under the Plan are outstanding, the Company shall reserve and keep available such number of Shares of Common Stock as will be sufficient to satisfy all outstanding, unexercised options.

     5. MAXIMUM EXERCISE. The aggregate fair market value (determined at the time the option is granted) of the Shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations within the meaning of Code Section 422(d)) shall not exceed $100,000. In the event the fair market value of the Shares of Common Stock subject to such options exceeds $100,000, the options in excess of such amount shall be deemed to be nonstatutory stock options, and the character of all relevant options shall be determined by taking options into account in the order in which they were granted.

     6.          TERMS  AND CONDITIONS OF OPTIONS.  Subject to the terms and conditions set forth in the Plan, the Committee may grant options to any eligible individuals upon such terms and conditions as the Committee shall determine. The date on which the Committee approves the grant of an option shall be considered the date on which such option is granted, unless otherwise specified by the committee. Options granted pursuant to the Plan shall be evidenced by option agreements in such form consistent with the Plan as the Committee shall prescribe from time to time. Option agreements covering options granted from time to time or at the same time need not contain similar provisions so long as all such option agreements are consistent with the Plan.
 Such option agreements shall state whether the options issued thereunder are incentive stock options or non-statutory stock options, and shall comply with and be subject to the following terms and conditions:

          (a)          MEDIUM  AND  TIME  OF  PAYMENT.

               (i) In General. An option may be exercised by delivery of payment of the purchase price of the Shares of Common Stock subject to an option accompanied by a properly executed written notice of exercise and subscription agreement in such form as prescribed by the Committee. The notice of exercise shall specify the number of Shares of Common Stock with respect to which the option is being exercised. The Committee may prescribe in the option agreement a minimum number of Shares of Common Stock with respect to which an option may be exercised, in whole or in part. Except as provided in Section 6(a)(ii), payment in full of the purchase price of the Shares of Common Stock for which the option is being exercised shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of Shares of Common Stock or the withholding of Shares of Common Stock subject to the option, which Shares of Common Stock shall be valued, for purposes of determining the extent to which the purchase price has been paid, at the fair market value on the date of exercise as determined under Section 6(c); or (iii) by a combination of the methods prescribed in (i) and (ii); provided, however, that the Committee may in its discretion impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Shares of Common Stock to exercise options as it deems appropriate. Any attempt to exercise an option granted under the Plan other than as set forth in this Section 6(a) shall be invalid and of no force and effect.

               (ii) Use of Brokers. The Committee may provide, by inclusion of appropriate language in an option agreement, that payment in full of the purchase price need not accompany the written notice of exercise and subscription agreement provided the notice of exercise and subscription agreement direct that the certificate or certificates for such Shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the purchase price for such Shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise of the option.

               (iii) Issuance of Certificates. Promptly after the exercise of an option and the payment in full of the purchase price of the Shares of Common Stock subject to the option, the individual exercising the option shall be entitled to the issuance of a certificate or certificates evidencing ownership of such Shares of Common Stock. The Company may issue separate certificates for any Shares of Common Stock purchased pursuant to the exercise of an option which is an incentive stock option and for Shares of Common Stock purchased pursuant to the exercise of an option which is not an incentive stock option.

          (b) NUMBER OF SHARES. The option agreement shall state the total number of Shares of Common Stock which may be purchased pursuant to the option agreement.

          (c) OPTION PRICE. The purchase price of each Share of Common Stock subject to an option shall be fixed by the Committee at an amount per Share of Common Stock not less than the fair market value per Share of Common Stock on the date of grant of the option. In the case of options granted pursuant to Section 3(b)(ii) to an employee of the Employer who is a 10% Shareholder, the purchase price of each Share of Common Stock subject to an option shall be an amount per Share of Common Stock not less than 110% of the fair market value per Share of Common Stock on the date of grant of the option. The fair market value of the Shares of Common Stock subject to an option shall be determined by the Committee in good faith in accordance with such procedures as the Committee shall prescribe from time to time. The Committee shall consider those factors which the Committee reasonably believes to be relevant in determining the fair market value of the Shares of Common Stock. The option agreement shall state the purchase price of the Shares of Common Stock subject to the option.

          (d) TERM OF OPTIONS. Each option granted under the Plan shall expire within the period prescribed in the option agreement relating to the option, which shall not be more than ten years from the date the option is granted; provided, however, if an option is granted under the Plan pursuant to
Section 3(b)(ii) to an employee who is a 10% Shareholder, such period shall not be more than five years from the date the option is granted. The option agreement shall state the date of the grant of the option.

          (e) TIME OF EXERCISE. The Committee may, in its discretion, provide in an option agreement that an option granted under the Plan may not be exercised in whole or in part until the expiration of such period or periods of time as may be specified by the Committee; provided, however, that any such limitation on the exercise of an option contained in an option agreement may be rescinded, modified, or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such option so as to accelerate the time in which the option may be exercised. Except as specifically restricted by the provisions of this Section 6(e) or by the Committee in administering the Plan, any option may be exercised in whole or in part at any time and from time to time during the period commencing with the date of grant and ending upon the expiration or termination of the option. Notwithstanding the preceding sentence, any person subject to Section 16 of the Securities Act of 1934, as amended, who is granted an option shall not exercise the option in whole or in part within the six month period immediately following the date of grant unless the person agrees to hold the securities acquired upon exercise until at least six months have elapsed from the date of grant.

          (f)          TERMINATION  OF  EMPLOYMENT.

               (i)        In General.  Without limiting the applicability of
Section 6(h), in the event an optionee shall cease to be employed by the Employer, a parent corporation of the Employer, or a corporation or a parent corporation or a subsidiary corporation of such corporation issuing or assuming an option in a transaction to which Code Section 424(a) applies, all options outstanding in the hands of the optionee shall terminate immediately as to any unexercised portion thereof; provided however, that the Committee, in its discretion, subject to the provisions of Section 6(d) and Section 6(e), may permit a terminated optionee to exercise any unexercised options, at any time within three months after the effective date of the cessation of the optionee's employment with respect to the Shares of Common Stock for which such options could have been exercised (i) on the effective date of the cessation of employment, or (ii) during the three month period following such effective date; provided further, that if any cessation of employment is due to retirement with the consent of the Employer or permanent and total disability (as defined in Code Section 22(e)(3)), the optionee shall have the right, subject to the provisions of Section 6(d) and Section 6(e), to exercise the option with respect to the Shares of Common Stock for which it could have been exercised on the effective date of cessation of employment, at any time within three months after such cessation of employment due to retirement with the consent of the Employer or at any time within twelve months after such cessation of employment due to permanent and total disability.

               (ii) Death. In the event of the death of an employee while in the employ of the Employer or within the period following termination of employment during which the option remains exercisable under this Section 6(f), the employee's personal representative shall have the right, subject to the provisions of Section 6(d) and Section 6(e), to exercise the option with respect to the Shares of Common Stock for which it could have been exercised on the date of death, at any time within twelve months from the date of death.

               (iii) Determinations. For purposes of the Plan, whether a cessation of employment is to be considered a retirement with the consent of the Employer or due to permanent and total disability, and whether an authorized leave of absence or absence on military or government service shall be deemed to constitute termination of employment shall be determined by the Committee, which determination shall be final, conclusive and binding. For purposes of the Plan, a termination of employment with the Company or a subsidiary corporation shall not be deemed to occur if the optionee is immediately thereafter employed with the Company or any subsidiary corporation.

          (g)          RECAPITALIZATION.   The aggregate number of Shares of
Common Stock as to which options may be granted under the Plan, the number of Shares of Common Stock covered by each outstanding option, and the price per Share of Common Stock with respect to each such option, all shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend, or other increase or decrease in the Shares of Common Stock effected without receipt of consideration by the Company. In the event that, prior to the delivery by the Company of the Shares of Common Stock remaining under any outstanding option under the Plan, there shall be a capital reorganization or reclassification of the capital of the Company resulting in a substitution of other shares for the Shares of Common Stock, there shall be substituted the number of substitute shares which would have been issued in exchange for the Shares of Common Stock then remaining under the option if such Shares of Common Stock had been then issued and outstanding.

          (h)          CHANGE  OF  CONTROL,  DISSOLUTION  AND  LIQUIDATION.

               (i) Change of Control. For purposes of the Plan, "change of control event" shall be deemed to have occurred if:

                    (A) The Company shall become a party to an agreement of merger, consolidation or other reorganization pursuant to which the Company will be a constituent corporation and the Company will not be the surviving or resulting corporation, or which will result in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the former shareholders of the Company;

                    (B) The Company shall become a party to an agreement providing for the sale by the Company of all or substantially all of the Company's assets to any individual, partnership, joint venture, association, trust, corporation or other entity ("Person") which is not a wholly-owned subsidiary of the Company;

                    (C) The Company determines in its sole discretion that any Person has become or is anticipated to become the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, the effect of which (as determined by the Company in its sole discretion) is to take over control of the Company; or

                    (D) The Company determines that during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company, cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election for each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

               (ii) Effect of a Change of Control Event. Upon the occurrence of a change of control event, the Company shall provide written notice thereof (the "Notice") to the optionees. All unvested options shall vest immediately upon delivery of the Notice to the optionees. The Company shall have the right, but not the obligation, to terminate all outstanding options as of the 30th day immediately following the date of the sending of the Notice by including a statement to such effect in the Notice. Upon delivery of the Notice and regardless of whether the Company elects to terminate the outstanding options, and subject to Section 6(d) and Section 6(e), the optionees shall have the right to immediately exercise all outstanding options in full during the 30-day period notwithstanding the other terms and conditions otherwise set forth in the plan or in any option agreement.

               (iii) Dissolution and Liquidation. In the event the Company adopts all necessary resolutions approving a plan to dissolve or liquidate the Company, the Company shall provide written notice thereof (the "Notice") to the optionees. All unvested options shall vest immediately upon delivery of the Notice to the optionees. Upon delivery of the Notice, and subject to Section 6(d) and Section 6(e), the optionees shall have the right to immediately exercise all outstanding options in full during the 30-day period immediately following the date of the sending of the Notice notwithstanding the other terms and conditions otherwise set forth in the Plan or in any option agreement. All unexercised options outstanding as of the 30th day immediately following the date of the sending of the Notice shall terminate.

          (i)          ASSIGNABILITY.    No  option  shall  be assignable or
transferable, except to the extent provided in Section 6(f) in the event of the death of an optionee. During the lifetime of an optionee, the option shall be exercisable only by the optionee to whom the option was granted (or, in the event of the legal incapacity or incompetency of the optionee, the optionee's legal guardian or legal representative on behalf of the optionee).

          (j)        ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES LAWS.

               (i) Conformity With Law. The Company shall not be required to sell or issue any Shares of Common Stock in connection with any option granted under the Plan and may postpone the issuance and delivery of certificates representing Shares of Common Stock until (a) the admission of such Shares of Common Stock to listing on any stock exchange on which Shares of Common Stock of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares of Common Stock under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use reasonable efforts to complete. Any person purchasing Shares of Common Stock pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to determine the necessity of registration of the Shares of Common Stock under the Securities Act of 1933, as amended from time to time, or any similar state statute.

               (ii) Compliance with Rule 16b-3. The Plan is intended to qualify for the exemption from the short-swing profits liability imposed by
Section 16(b) under the Securities Exchange Act of 1934, as amended from time to time, provided by Rule 16b-3. To the extent any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee. In the event Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement provided such modification is made in accordance with Section 8.

          (k) RIGHTS AS A SHAREHOLDER. An optionee shall have not rights as a shareholder with respect to Shares of Common Stock covered by an option until the date of issuance of a certificate or certificates to the optionee and only after the purchase price of such Shares of Common Stock is fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

          (l) OTHER PROVISIONS. The option agreement entered into under the Plan shall contain provisions as the Committee shall deem advisable, provided that such provisions are not inconsistent with the terms of the Plan and Code Section 422.

     7.         TERM OF PLAN.     The Plan shall become effective upon or in
accordance with the terms of the approval by the holders of a majority of the issued and outstanding Shares of Common Stock of the Company voting in person or by proxy at a duly held shareholders' meeting or upon or in accordance with the terms of the approval by the unanimous written consent of the holders of the issued and outstanding Shares of Common Stock of the Company; provided, however, that the Plan shall become effective only if approved by such shareholders within twelve months before or after the date the Plan is adopted by the Board of Directors of the Company. The Plan shall terminate ten years after the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders, or on such earlier date as the Board of Directors may determine.1 No option may be granted under the Plan thereafter.

     8.          AMENDMENT  OF  THE  PLAN.     The Board of Directors of the
Company, except any members participating in the Plan, may from time to time, alter, amend, suspend or discontinue the Plan with respect to any Shares of Common Stock as to which options have not been granted; provided, however, that the Board of Directors may not, without further condition any proposed amendment upon approval by the holders of a majority of the issued and outstanding Shares of Common Stock of the Company voting in person or by proxy at a duly held shareholders' meeting or further approval by the unanimous written consent of the holders of the issued and outstanding Shares of Common Stock of the Company:

1 In accordance with this provision, the expiration date of the Plan is February 8, 2005, pursuant to the Plan as adopted on February 9, 1995.

          (a) increase the maximum number of shares as to which options may be granted under the Plan (other than as provided in Section 6(g));

          (b) change the class of shares for which options may be granted under the Plan;

          (c) change the designation of the employees or class of employees eligible to receive options under the Plan;

          (d) change the provisions of Section 6(c) concerning the option price;

          (e) increase the maximum period during which options may be exercised;

          (f)          extend  the  term  of  the  Plan;  or

          (g)      permit the granting of options to members of the Committee.

     9. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

     10.     NO OBLIGATION TO EXERCISE OPTION.     The granting of an option
under the Plan shall impose no obligation upon the optionee to exercise any such option.

     11. NO OBLIGATION TO CONTINUE EMPLOYMENT. Neither the adoption of the Plan nor the granting of an option under the Plan shall impose any obligation on the Employer to provide any specified amount of compensation to, or to continue the employment of, any optionee.

     12. APPLICABILITY OF AMENDMENTS. Without the express written consent of the Company and the optionee, no amendment, suspension or termination of the Plan shall alter, impair or otherwise affect any rights or obligations of the Company or any optionee with respect to any option previously granted to such optionee.

     13. WITHHOLDINGS. The Company shall have the right to require optionees or their agents to remit to the Company amounts sufficient to satisfy any federal, state or local income, employment or other tax withholding requirements (or make other arrangements satisfactory to the Company with regard to such taxes) at such times as the Company deems necessary or appropriate for compliance with such laws. Payment in full of any such withholdings shall be made either (i) in cash or in cash equivalents;
(ii) through the tender to the Company of Shares of Common Stock or the withholding of Shares of Common Stock subject to the option, which Shares of Common Stock shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their fair market value on the date of exercise as determined under Section 6(c); or (iii) by a combination of the methods prescribed in (i) and (ii); provided, however, that the Committee may in its discretion impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Shares of Common Stock to pay withholdings as it deems appropriate.
                                 EXHIBIT "D"

                       GENERAL ACCEPTANCE CORPORATION
                     OUTSIDE DIRECTOR STOCK OPTION PLAN

Hyphens ("-----") indicate text deleted and underscores ("_____") indicate text added pursuant to Proposal No. 5.

     General Acceptance Corporation (the "Company") sets forth the following terms of this General Acceptance Corporation Outside Director Stock Option Plan (hereinafter referred to as the "Plan"):

     1. PURPOSE. The Plan is intended to advance the interests of the Company by providing non-employee members of the Board of Directors of the Company ("Outside Directors") with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such individuals to remain as members of the Board of Directors of the Company. Each stock option granted under the Plan is intended to be an option which does not qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or the corresponding provisions of any subsequently enacted tax statutes.

     2.          ADMINISTRATION.

          (a) COMMITTEE. The Plan shall be administered by the Board of Directors of the Company, excluding the Outside Directors ("Inside Directors"). Each Inside Director shall qualify in all respects as a
"disinterested person" with respect to the Plan within the meaning of Rule 16b-3 or its successors of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time ("Rule 16b-3").

          (b) POWER AND AUTHORITY. The Inside Directors shall have the full power and authority to take all actions and make all determinations required or provided for under the Plan, any option agreement, or any option granted under the Plan; to interpret and construe the provisions of the Plan, any option agreement, or any option granted under the Plan, which interpretation or construction shall be final, conclusive and binding on the Company and the optionee; and to take any and all other actions and make any and all other determinations not inconsistent with the specific terms and provisions of the Plan which the Inside Directors deem necessary or appropriate in the administration of the Plan. The Inside Directors may from time to time prescribe, amend and rescind rules and regulations applicable to the Plan.

          (c) ACTIONS AND DETERMINATIONS. The Inside Directors may take action and make determinations, provided such action is permitted by the Articles of Incorporation and Bylaws of the Company, the Indiana Business Corporation Law, as amended, and all other applicable laws. A majority of the Inside Directors shall constitute a quorum for purposes of any action or determination by the Inside Directors. All actions and determinations of the Inside Directors shall be made by an affirmative vote by not less than a majority of such directors.

          (d) NO LIABILITY. No Inside Director shall be liable for any action or determination made by the Board of Directors or by such director in good faith.

     3. ELIGIBILITY. Only those persons who are Outside Directors shall be eligible to participate in the Plan. On the effective date of the Plan, each Outside Director then serving on the Board of Directors of the Company shall be granted an option to purchase 5,000 Shares of Common Stock at a price and upon the other terms and conditions specified in the Plan, subject to completion of an initial public offering of the Company's Common Stock. Thereafter, subject to the availability of Shares of Common Stock and to the aggregate percentage limitations set forth in the next sentence below, on each anniversary of the effective date, an option to purchase 5,000 Shares of Common Stock at the price and upon the other terms and conditions specified in the Plan shall be granted under the Plan to each Outside Director of the Company on such date. An individual may hold more than one option subject to such restrictions as provided herein; provided, however, that no individual shall be eligible to receive or exercise any option if such exercise would result in such individual owning, directly or indirectly, Shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company.

4. SHARES. The shares subject to the options and other provisions of the Plan shall be shares of the Company's authorized but unissued, or reacquired, Shares of Common Stock (the "Shares of Common Stock"). The total number of Shares of Common Stock with respect to which options may be granted shall not exceed in the aggregate 100,000 300,000 Shares of Common Stock, except as such number of Shares of Common Stock shall be adjusted in accordance with the provisions set forth in Section 5(g). In the event any outstanding option under the Plan expires or is terminated in whole or in part for any reason prior to the end of the period during which options may be granted, the Shares of Common Stock allocable to the unexercisable portion of such option may again be subject to an option granted under the Plan. During the period that any options granted under the Plan are outstanding, the Company shall reserve and keep available such number of Shares of Common stock as will be sufficient to satisfy all outstanding, unexercised options.

5. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by option agreements in such form consistent with the Plan as the Inside Directors shall prescribe from time to time. Such option agreements shall comply with and be subject to the following terms and conditions:

          (a)          MEDIUM  AND  TIME  OF  PAYMENT.

               (i) In General. An option may be exercised by delivery of payment of the purchase price of the Shares of Common Stock subject to an option accompanied by a properly executed written notice of exercise and subscription agreement in such form as prescribed by the Inside Directors. The notice of exercise shall specify the number of Shares of Common Stock with respect to which the option is being exercised. The Inside Directors may prescribe in the option agreement a minimum number of Shares of Common Stock with respect to which an option may be exercised, in whole or in part. Except as provided in Section 5(a)(ii), payment in full of the purchase price of the Shares of Common Stock for which the option is being exercised shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of Shares of Common Stock or the withholding of Shares of Common Stock subject to the option, which Shares of Common Stock shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their fair market value on the date of exercise as determined under
Section 5(c); or (iii) by a combination of the methods prescribed in (i) and
(ii); provided, however, that the Inside Directors may in their discretion impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Shares of Common Stock to exercise options as they deem appropriate. Any attempt to exercise an option granted under the Plan other than as set forth in this Section 5(a) shall be invalid and of no force and effect.

               (ii) Use of Brokers. The Inside directors may provide, by inclusion of appropriate language in an option agreement, that payment in full of the purchase price need not accompany the written notice of exercise and subscription agreement provided the notice of exercise and subscription agreement directs that the certificate or certificates for such Shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the purchase price for such Shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise to the option.

               (iii) Issuance of Certificates. Promptly after the exercise of an option and the payment in full of the purchase price of the Shares of Common Stock subject to the option, the individual exercising the option shall be entitled to the issuance of a certificate or certificates evidencing ownership of such Shares of Common Stock.

            (b) NUMBER OF SHARES. The option agreement shall state the total number of Shares of Common Stock which may be purchased pursuant to the option agreement.

          (c) OPTION PRICE. The purchase price of each Common Share subject to an option granted hereunder shall be, (i) as to options granted on the effective date of this Plan, the price at which Shares of Common Stock are issued and sold in an offering to the public, and (ii) as to each option granted after the effective date of this Plan, the average of the last sales prices for Shares of Common Stock as reported on the National Association of Securities Dealers - National Market System for the ten consecutive trading days ending on the fifth trading day prior to the date of grant.

          (d) TERM OF OPTIONS. Each option granted under the Plan shall expire within the period prescribed in the option agreement relating to the option, which shall not be more than ten years from the date the option is granted. The option agreement shall state the date of the grant of the option.

          (e) TIME OF EXERCISE. All options granted under the Plan shall become exercisable as follows: 1,667 shares effective as of the date the option is granted, 1,667 shares on the first anniversary of the date the option is granted and 1,666 shares effective on each of the first and second anniversary of the date the option is granted. Notwithstanding the preceding sentence, any person subject to Section 16 of the Securities Act of 1934, as amended, who is granted an option shall not exercise the option in whole or in part within the six month period immediately following the date of grant unless the person agrees to hold the securities acquired upon exercise until at least six months have elapsed from the date of grant.

          (f)          CESSATION  OF  SERVICE.

                 (i)     In General.  Without limiting the applicability of
Section 5(h), in the event an optionee shall cease to serve as a member of the Board of Directors of the Company, all options outstanding in the hands of the optionee shall terminate immediately as to any unexercised portion thereof; provided however, that the Inside Directors, in their discretion, subject to the provisions of Section 5(d) and Section 5(e), may permit the optionee to exercise any unexercised options at any time within three months after the effective date of the cessation of the optionee's service on the Board of Directors of the Company with respect to the Shares of Common Stock for which such options could have been exercised (i) on the effective date of the cessation of such service as a director, or (ii) during the three month period following such effective date.

                  (ii) Death. In the event of the death of an optionee while serving on the Board of Directors of the Company or within the period thereafter during which the option remains exercisable under this Section 5(f), the optionee's personal representative shall have the right, subject to the provisions of Section 5(d) and Section 5(e), to exercise the option with respect to the Shares of Common Stock for which it could have been exercised on the date of death, at any time within twelve months from the date of death.

               (g) RECAPITALIZATION. The aggregate number of Shares of Common Stock as to which options may be granted under the Plan, the number of Shares of Common Stock covered by each outstanding option, and the price per Share of Common stock with respect to each such option, all shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend, or other increase or decrease in Shares of Common Stock effected without receipt of consideration by the Company. In the event that, prior to the delivery by the Company of the Shares of Common Stock remaining under any outstanding option under the Plan, there shall be a capital reorganization or reclassification of the capital of the Company resulting in a substitution of other shares for the Shares of Common Stock, there shall be substituted the number of substitute shares which would have been issued in exchange for the Shares of Common Stock then remaining under the option if such Shares of Common Stock had been then issued and outstanding.

          (h)          CHANGE  OF  CONTROL,  DISSOLUTION  AND  LIQUIDATION.

               (i) Change of Control. For purposes of the Plan, "change of control event" shall be deemed to have occurred if:

                    (A) The Company shall become a party to an agreement of merger, consolidation or other reorganization pursuant to which the Company will be a constituent corporation and the Company will not be the surviving or resulting corporation, or which will result in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the former shareholders of the Company;

                    (B) The Company shall become a party to an agreement providing for the sale by the Company of all or substantially all of the Company's assets to any individual, partnership, joint venture, association, trust, corporation or other entity ("Person") which is not a wholly-owned subsidiary of the Company;

                        (C) The Company determines in its sole discretion that any Person has become or is anticipated to become the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, the effect of which (as determined by the Company in its sole discretion) is to take over control of the Company; or

                     (D) The Company determines that during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company, cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election for each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                    (ii) Effect of a Change of Control Event. Upon the occurrence of a change of control event, the Company shall provide written notice thereof (the "Notice") to the optionees. All unvested options shall vest immediately upon delivery of the Notice to the optionees. The Company shall have the right, but not the obligation, to terminate all outstanding options as of the 30th day immediately following the date of the sending of the Notice by including a statement to such effect in the notice. Upon delivery of the Notice and regardless of whether the Company elects to terminate the outstanding options, and subject to Section 5(d) and Section 5(e), the optionees shall have the right to immediately exercise all outstanding options in full during the 30-day period notwithstanding the other terms and conditions otherwise set forth in the Plan or in any option agreement.

               (iii) Dissolution and Liquidation. In the event the Company adopts all necessary resolutions approving a plan to dissolve or liquidate the Company, the Company shall provide written notice thereof (the "Notice") to the optionees. All unvested options shall vest immediately upon delivery of the Notice to the optionees. Upon delivery of the Notice, and subject to Section 5(d) and Section 5(e), the optionees shall have the right to immediately exercise all outstanding options in full during the 30-day period immediately following the date of the sending of the Notice notwithstanding the other terms and conditions otherwise set forth in the Plan or in any option agreement. All unexercised options outstanding as of the 30th day immediately following the date of the sending of the Notice shall terminate.

                   (i) ASSIGNABILITY. No option shall be assignable or transferable, except to the extent provided in Section 5(f) in the event of the death of an optionee. During the lifetime of the optionee, the option shall be exercisable only by the optionee to whom the option was granted (or, in the event of the legal incapacity or incompetence of the optionee, the optionee's legal guardian or legal representative on behalf of the optionee).

          (j)        ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES LAWS.

                     (i) Conformity With Law. The Company shall not be required to sell or issue any Shares of Common Stock in connection with any option granted under the plan and may postpone the issuance and delivery of certificates representing Shares of Common Stock until (a) the admission of such Shares of Common Stock to listing on any stock exchange on which Shares of Common Stock of the Company of the same class are then listed and (b) the completion of such registration or other qualifications of such Shares of Common Stock under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use reasonable efforts to complete. Any person purchasing Shares of Common Stock pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to determine the necessity of registration of the Shares of Common Stock under the Securities Act of 1933, as amended from time to time, or any similar state statute.

               (ii) Compliance with Rule 16b-3. The Plan is intended to qualify for the exemption from the short-swing profits liability imposed by
Section 16(b) under the Securities Exchange Act of 1934, as amended from time to time, provided by Rule 16b-3. To the extent any provision of the Plan or action by the Inside Directors does not comply with the requirements of Rule
16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Inside Directors. In the event Rule 16b-3 is revised or replaced, the Inside Directors may exercise their discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement provided such modification is made in accordance with Section 7.

                (k)     RIGHTS AS A SHAREHOLDER.  An optionee shall have no
rights as a shareholder with respect to Shares of Common Stock covered by an option until the date of issuance of a certificate or certificates to the optionee and only after the purchase price of such Shares of Common Stock is fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

              (l) OTHER PROVISIONS. The option agreements entered into under the Plan shall contain such other provisions as the Inside Directors shall deem advisable, provided that such provisions are not inconsistent with the terms of the Plan.

          6. TERM OF PLAN. The Plan shall become effective upon or in accordance with the terms of the approval by the holders of a majority of the issued and outstanding Shares of Common Stock of the Company voting in person or by proxy at a duly held shareholders' meeting or upon or in accordance with the terms of the approval by the unanimous written consent of the holders of the issued and outstanding Shares of Common Stock of the Company. The Plan shall terminate five years after the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders, or on such earlier date as the Inside Directors may determine.1 No options may be granted under the Plan thereafter.

     7. AMENDMENT OF THE PLAN. The Inside Directors may alter, amend, suspend or discontinue the Plan with respect to any Shares of Common Stock as to which options have not been granted; provided, however, that the Plan may not be altered or amended more than once in any six-month period and the Inside Directors may not, without further condition any proposed amendment upon approval by the holders of a majority of the issued and outstanding Shares of Common Stock of the Company voting in person or by proxy at a duly held shareholders' meeting or further approval by the unanimous consent of the holders of the issued and outstanding Shares of Common Stock of the Company:

          (a) increase the maximum number of shares as to which options may be granted under the Plan (other than as provided in Section 5(g));

          (b) change the class of shares for which options may be granted under the Plan;

          (c) change the designation of the class of individuals eligible to receive options under the Plan;

          (d) change the provisions of Section 5(c)concerning the option price;

          (e) increase the maximum period during which options may be exercised; or

          (f)          extend  the  term  of  the  Plan.

     8. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

        9. NO OBLIGATION TO EXERCISE OPTION. The granting of an option under the Plan shall impose no obligation upon the optionee to exercise any such option.

     10. APPLICABILITY OF AMENDMENTS. Without the express written consent of the Company and the optionee, no amendment, suspension or termination of the Plan shall alter, impair or

1    In  accordance  with  this  provision, the expiration date of the Plan is
February  8,  2000,  pursuant  to  the  Plan  as  adopted on February 9, 1995.

otherwise affect any rights or obligations of the Company or an optionee with respect to any option previously granted to such optionee.

     11. WITHHOLDINGS. The Company shall have the right to require optionees or their agents to remit to the Company amounts sufficient to satisfy any federal, state or local income, employment or other tax withholding requirements (or make other arrangements satisfactory to the Company with regard to such taxes) at such times as the Company deems necessary or appropriate for compliance with such laws. Payment in full of any such withholdings shall be made either (i) in cash or in cash equivalents;
(ii) through the tender to the Company of Shares of Common Stock or the withholding of Shares of Common Stock subject to the option, which Shares of Common Stock shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their fair market value on the date of exercise as determined under Section 5(c); or (iii) by a combination of the methods prescribed in (i) and (ii); provided, however that the Inside Directors may in their discretion impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Shares of Common Stock to pay withholdings as they deem appropriate.